UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

NewAmsterdam Pharma Company N.V.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION,
DATED APRIL 20, 2026

NewAmsterdam Pharma Company N.V.

Gooimeer 2-35

1411 DC Naarden

The Netherlands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be Held on June 2, 2026

May , 2026

To the shareholders of NewAmsterdam Pharma Company N.V.:

We cordially invite you to the 2026 annual general meeting of shareholders (the “Annual General Meeting”), including at any adjournments or postponements thereof, of NewAmsterdam Pharma Company N.V. (“we,” “NewAmsterdam Pharma” or the “Company”), which will be held on June 2, 2026, at 5:00 p.m. Central European Summer Time (“CEST”) at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands. The agenda for the Annual General Meeting is as follows:

1.
Opening
2.
Discussion of the Dutch statutory board report for the fiscal year ended December 31, 2025 (discussion item)
3.
Adoption of the Dutch statutory annual accounts for the fiscal year ended December 31, 2025 (voting item)
4.
Discharge from liability for the Company’s directors with respect to the performance of their duties during the fiscal year ended December 31, 2025 (voting item)
5.
Instruction to Deloitte Accountants B.V. as the Company’s external auditor of the Company’s Dutch statutory annual accounts and Dutch statutory board report for the fiscal year ending December 31, 2026 (voting item)
6.
Ratification of the selection of Deloitte Accountants B.V. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 by the audit committee of the Company’s board of directors (the “Board of Directors”) (voting item)
7.
Discussion of the Company’s dividend and reservation policy (discussion item)
8.
Reappointment of John W. Smither and Janneke van der Kamp as non-executive directors of the Company (voting items)
9.
Extension of authorization for the Board of Directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company's capital (voting item)
10.
Extension of authorization for the Board of Directors to limit or exclude pre-emption rights (voting item)
11.
Approval of the NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan (voting item)
12.
Non-binding, advisory vote to approve the 2025 compensation of named executive officers (voting item)
13.
Closing

The voting items included above are more fully described in the proxy statement accompanying this notice. The proxy statement accompanying this notice is being issued in connection with the solicitation by the Board of Directors of a proxy on the enclosed form of proxy card for use at the Annual General Meeting.

No business shall be conducted at the Annual General Meeting except for the items listed above. The voting items have been proposed to the Annual General Meeting by the Board of Directors.

The agenda with the explanatory notes thereto, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the other meeting information are available as of the date hereof for inspection and can be obtained free of charge at the office address of the Company and at www.proxyvote.com. Our Dutch statutory board report and statutory annual accounts for the fiscal year ended December 31, 2025 will be available no later than May 18, 2026 on our website at https://www.newamsterdampharma.com/.

The record date under Dutch law (registratiedatum) for the Annual General Meeting is May 5, 2026 (the “Record Date”). Those who are shareholders of the Company, or who otherwise have voting rights and/or meeting rights with respect to shares in the Company’s capital as at close of business on the Record Date and who are recorded as such in the Company’s shareholders’ register or in the register maintained by the

Company’s U.S. transfer agent (the “Registers”) may attend and, if relevant, vote at the Annual General Meeting (“Persons with Meeting Rights”), irrespective of changes to their shareholdings or rights after the Record Date.

Persons with Meeting Rights and shareholders who beneficially own shares in the Company’s capital in an account at a bank, broker or similar organization (the “Beneficial Owners”) on the Record Date who wish to attend the Annual General Meeting, in person or represented by proxy, must notify the Company in writing of their identity and intention to attend the Annual General Meeting (an “Attendance Notice”) no later than 11:59 p.m. Eastern Time on May 31, 2026 (5:59 a.m. CEST on June 1, 2026) (the “Cut-off Time”). Beneficial Owners must enclose with their Attendance Notice (i) proof of their beneficial ownership of the relevant underlying shares in the Company’s capital, such as a recent account statement, and (ii) a signed proxy authorizing them to act from the relevant shareholder who is registered in either of the Registers as the holder of those underlying shares on the Record Date. Persons with Meeting Rights and Beneficial Owners who have duly provided a valid Attendance Notice to the Company may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders must submit a signed proxy no later than the Cut-off Time and present a copy of their proxy upon entry to the Annual General Meeting.

Any Attendance Notice, proof of beneficial ownership or signed proxy to be sent to the Company as part of the procedures described above must be provided via regular mail or e-mail to:

NewAmsterdam Pharma Company N.V.

c/o Chief Accounting Officer

Gooimeer 2-35

1411 DC Naarden

The Netherlands

louise.kooij@NewAmsterdamPharma.com

Any Attendance Notice, proof of beneficial ownership or signed proxy received after the Cut-off Time may not be accepted. Persons with Meeting Rights, Beneficial Owners and proxyholders who have not complied with the procedures described above may be refused entry to the Annual General Meeting.

If you are a Beneficial Owner with Ordinary Shares held in street name, you will receive instructions on how to vote from your bank, broker or similar organization. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning Ordinary Shares through certain financial institutions. If your Ordinary Shares are held in street name and you would like to vote your shares in person at the Annual General Meeting, you should contact your bank, broker or similar organization to obtain a legal proxy and deliver a valid Attendance Notice.

It is important that your shares be represented at the Annual General Meeting regardless of whether you plan to attend in person. If you do not expect to attend the Annual General Meeting in person, proxies may be submitted up until the Cut-off Time via a toll-free telephone number (call 1-800-690-6903) or over the Internet (visit www.proxyvote.com), as described in further detail in the enclosed materials, or by signing, dating and mailing the proxy card in the enclosed return envelope. Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.

Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual General Meeting and will save us the expense of further solicitation. Submitting a proxy will not prevent you from voting your shares at the Annual General Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important regardless of the number of shares in the Company’s capital that you own. If you do not plan to attend the Annual General Meeting and if you are a Person with Meeting Rights, please submit your proxy instructions via the Internet, telephone or by mail, or, if you are a Beneficial Owner, please submit the voting instruction form you receive from your bank, broker or similar organization as soon as possible so your shares can be voted at the Annual General Meeting. If you attend the Annual General Meeting, you may withdraw your proxy and vote your shares personally.

By Order of the Board of Directors,

Michael Davidson, M.D.

Chief Executive Officer

May , 2026

Table of Contents

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	5
PROPOSALS	11
Proposal 1 Adoption of Dutch Statutory Annual Accounts for the Fiscal Year Ended December 31, 2025	11
Proposal 2 Discharge from Liability for the Company’s Directors with respect to the performance of their duties during the fiscal year ended December 31, 2025	12
Proposal 3 Instruction to Deloitte Accountants B.V. as the external auditor of our Dutch statutory annual accounts and Dutch statutory annual report for the fiscal year ending December 31, 2026	13
Proposal 4 Ratification of the selection of Deloitte Accountants B.V. as the independent registered public accounting firm of the Company	14
Proposal 5 Reappointment of John W. Smither and Janneke van der Kamp as non-executive directors of the Company	16
Proposal 6 Extension of authorization for the Board of Directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company's capital	17
Proposal 7 Extension of authorization for the Board of Directors to limit or exclude pre-emption rights	18
Proposal 8 Approval of the NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan	19
Proposal 9 Non-Binding, Advisory Vote to Approve the 2025 Compensation of Named Executive Officers	23
SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL GENERAL MEETING OF SHAREHOLDERS	24
CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS	25
The Board of Directors	25
Our Executive Officers	28
Family Relationships	28
EXECUTIVE COMPENSATION	29
Compensation Discussion and Analysis	29
Report of the Compensation Committee on Executive Compensation	38
Summary Compensation Table	38
Grants of Plan Based Awards	39
Outstanding Equity Awards at Fiscal Year-End Table	40
Option Exercises and Stock Vested Table	40
Potential Payments Upon Termination or Change-in-Control	41
Equity Incentive Plans	44
Limitation of Liability and Indemnification	45
Pay Versus Performance	45
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
DIRECTOR COMPENSATION	49
Director Compensation Table	49
CORPORATE GOVERNANCE	50
Board Structure	50
Independence of the Board of Directors	50
Director Attendance at Board and Shareholder Meetings	50
Board of Directors Committees	50
Director Nomination Process	52
Risk Management and Oversight	53
Shareholder Dialogue with the Company	53
Code of Business Conduct and Ethics	53
Insider Trading Policies and Procedures	53
Corporate Governance Documents	53
Compensation Committee Interlocks and Insider Participation	54
Report of the Audit Committee	54
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	55
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	56
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	58
HOUSEHOLDING OF PROXY MATERIALS	61
OTHER MATTERS	62

NewAmsterdam Pharma Company N.V.

Gooimeer 2-35

1411 DC Naarden,

The Netherlands

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held on June 2, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is soliciting my vote?

NewAmsterdam Pharma Company N.V. (“we,” “NewAmsterdam Pharma” or the “Company”) is providing you with these proxy materials because the Company’s board of directors (the “Board of Directors”) is soliciting your proxy to vote at the 2026 annual general meeting (the “Annual General Meeting”), including at any adjournments or postponements thereof. The Annual General Meeting will be held on June 2, 2026, at 5:00 p.m., Central European Summer Time (“CEST”) at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands.

Why did I receive these proxy materials?

You have received these proxy materials because the Board of Directors is soliciting your proxy for the Annual General Meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares. Under the rules adopted by the SEC, we have elected to mail you our proxy materials. All shareholders will also have the ability to access the proxy materials at www.proxyvote.com. Instructions on how to access the proxy materials over the internet or to request a printed set of the proxy materials can be found in this proxy statement (the “proxy statement”).

We intend to mail the proxy statement on or about May , 2026 to all shareholders of record entitled to vote at the Annual General Meeting.

How do I attend the Annual General Meeting?

The Annual General Meeting will start at 5:00 p.m. CEST on June 2, 2026 at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands.

The record date under Dutch law (registratiedatum) for the Annual General Meeting is May 5, 2025 (the “Record Date”). Those who are shareholders of the Company, or who otherwise have voting rights and/or meeting rights with respect to shares in the Company’s capital, at the close of business on the Record Date and who are recorded as such in the Company’s shareholders’ register or in the register maintained by the Company’s U.S. transfer agent (the “Registers”) may attend, and, if relevant, vote at the Annual General Meeting (“Persons with Meeting Rights”), irrespective of changes to their shareholdings or rights after the Record Date.

Persons with Meeting Rights and shareholders who beneficially own shares in the Company’s capital in an account at a bank, broker or similar organization (the “Beneficial Owners”) on the Record Date who wish to attend the Annual General Meeting, in person or represented by proxy, must notify the Company in writing of their identity and intention to attend the Annual General Meeting (an “Attendance Notice”) no later than 11:59 p.m. Eastern Time on May 31, 2026 (5:59 a.m. CEST on June 1, 2026) (the “Cut-off Time”). Beneficial Owners must enclose with their Attendance Notice (i) proof of their beneficial ownership of the relevant underlying shares in the Company’s capital, such as a recent account statement, and (ii) a signed proxy authorizing them to act from the relevant shareholder who is registered in either of the Registers as the holder of those underlying shares on the Record Date.

Persons with Meeting Rights and Beneficial Owners who have duly provided a valid Attendance Notice to the Company may have themselves represented at the Annual General Meeting through the use of a written or electronically recorded proxy. Proxyholders must submit a signed proxy to the Company no later than the Cut-off Time and present a copy of their proxy upon entry to the Annual General Meeting.

Any Attendance Notice, proof of beneficial ownership or signed proxy to be sent to the Company as part of the procedures described above must be provided via regular mail or e-mail to:

NewAmsterdam Pharma Company N.V.

c/o Chief Accounting Officer

Gooimeer 2-35

1411 DC Naarden

The Netherlands

louise.kooij@NewAmsterdamPharma.com

Any Attendance Notice, proof of beneficial ownership or signed proxy received after the Cut-off Time may not be accepted. Persons with Meeting Rights, Beneficial Owners and proxyholders who have not complied with the procedures described above may be refused entry to the Annual General Meeting.

What am I voting on?

There are nine matters scheduled for a vote:

•
Adoption of the Dutch statutory annual accounts for the fiscal year ended December 31, 2025 (“Proposal 1”);
•
Discharge from liability for the Company’s directors with respect to the performance of their duties during the fiscal year ended December 31, 2025 (“Proposal 2”);
•
Instruction to Deloitte Accountants B.V. as the Company’s external auditor of the Company’s Dutch statutory annual accounts and Dutch statutory board report for the fiscal year ending December 31, 2026 (“Proposal 3”);
•
Ratification of the selection of Deloitte Accountants B.V. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 by the audit committee (the “Audit Committee”) of the Board of Directors (“Proposal 4”);
•
Reappointment of John W. Smither and Janneke van der Kamp as non-executive directors of the Company (“Proposal 5”);
•
Extension of authorization for the Board of Directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company's capital (“Proposal 6”);
•
Extension of authorization for the Board of Directors to limit or exclude pre-emption rights (“Proposal 7”);
•
Approval of the NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan (“Proposal 8”); and
•
Approval of Non-binding, advisory vote to approve the 2025 compensation of named executive officers (“Proposal 9”).

Who can vote at the Annual General Meeting?

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual General Meeting.

Shareholders of Record: Persons with Meeting Rights may vote at the Annual General Meeting or by submitting a proxy before the Cut-Off Time.

Beneficial Owners: If, on the Record Date, your Ordinary Shares were not registered in your name in the Registers but instead were held through a bank, broker or similar organization, then you are a Beneficial Owner with shares held in “street name,” and the proxy statement is being forwarded to you by that institution. The institution holding your shares is deemed to be the Person with Meeting Rights for purposes of the Annual General Meeting. In order to vote, Beneficial Owners must have the institution that holds their shares issue a proxy to them that confirms they are authorized to take part in and vote at the Annual General Meeting. Beneficial Owners are also entitled to direct their bank, broker or similar organization regarding how to vote the shares in the account of the Beneficial Owner by following the voting instructions provided by such financial institution.

See the question titled “How do I Vote?” for a description of how you can vote the Ordinary Shares held of record in your name or which you beneficially own.

How does the Board of Directors recommend that I vote?

The Board of Directors unanimously recommends that you:

•
Vote your shares “FOR” Proposal 1;
•
Vote your shares “FOR” Proposal 2;
•
Vote your shares “FOR” Proposal 3;
•
Vote your shares “FOR” Proposal 4;
•
Vote your shares “FOR” the reappointment of each of the director nominees in Proposal 5;
•
Vote your shares “FOR” Proposal 6;
•
Vote your shares “FOR” Proposal 7;
•
Vote your shares “FOR” Proposal 8; and
•
Vote your shares “FOR” Proposal 9 on a non-binding, advisory basis.

Will any other business be conducted at the Annual General Meeting?

There are no other matters that have been properly brought before the Annual General Meeting.

How do I vote?

With respect to proposals 1 through 9, you may vote “For” or “Against,” or you may abstain from voting.

We encourage shareholders to submit their proxy before the Cut-off Time in order to vote their shares, regardless of whether they plan to attend the Annual General Meeting and vote in person.

Persons with Meeting Rights - If your Ordinary Shares are registered in your name, you are a Person with Meeting Rights and you may vote by attending the Annual General Meeting, by telephone, over the internet or by mail by following the directions included in the proxy card that you may request or that we may deliver to you. Your vote must be received before the Cut-off Time in order to be counted. Instructions on how you may vote are as follows:

•
Voting at the Annual General Meeting: Persons with Meeting Rights may vote by attending the Annual General Meeting in person or represented by proxy. See the question entitled “How do I attend the Annual General Meeting?” for more information on how to attend the Annual General Meeting to vote your shares.
•
Voting through the Internet: Persons with Meeting Rights may provide voting instructions through the internet before the Annual General Meeting. Go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the proxy card. Your voting instruction must be received by the Cut-off Time to be counted.
•
Voting by Telephone: Persons with Meeting Rights may provide voting instructions over the telephone from a location in the United States by dialing toll-free 1-800-690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number from the proxy card. Your voting instruction must be received by the Cut-off Time to be counted.
•
Voting by Mail: Persons with Meetings Rights may provide voting instructions using a proxy card by simply completing, signing and dating the proxy card mailed to you and returning it promptly in the envelope provided. If you return your signed proxy card to us before the Annual General Meeting, the proxies will vote your shares as you direct. Your vote must be received by the Cut-off Time to be counted.

Telephone and Internet voting facilities will be available 24 hours a day and will close at the Cut-off Time.

Beneficial Owners - If on the Record Date your Ordinary Shares were held not in your name but rather in an account at a bank, brokerage firm or other similar organization, then you are a Beneficial Owner of Ordinary Shares held in “street name.” If you are a Beneficial Owner of Ordinary Shares held in street name, you will receive instructions on how to vote from your bank, broker or other similar organization. As a Beneficial Owner, you have the right to direct your bank, broker or other agent regarding how to vote the Ordinary Shares in your account. Telephone and Internet voting also may be offered to Beneficial Owners holding Ordinary Shares through certain financial institutions. However, you may not vote your Ordinary Shares in person at the Annual General Meeting unless you request and obtain a legal proxy from your bank, broker or other agent and deliver a valid Attendance Notice.

How many votes do I have?

On each matter to be voted upon, you have one vote for each Ordinary Share you own as of the Record Date.

If I am a Person with Meeting Rights and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a Person with Meeting Rights and do not vote by submitting your proxy card, by telephone, by mail or e-mail, through the internet or by voting at the Annual General Meeting, your Ordinary Shares will not be voted. Such failure to vote will have no effect on the proposals, assuming a quorum is present, and will not count for purposes of determining whether a quorum is present or for the purpose of determining the number of votes cast.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your Ordinary Shares will be voted in accordance with the recommendations of the Board of Directors, and you will be deemed to have instructed your Ordinary Shares to be voted accordingly.

If I am a Beneficial Owner of Ordinary Shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a Beneficial Owner and you do not instruct your bank, broker or other similar organization how to vote your Ordinary Shares, your bank, broker or other agent may still be able to vote your shares in its discretion on certain “routine” proposals. Brokers, banks and other securities intermediaries are subject to certain rules and may use their discretion to vote your “uninstructed” Ordinary Shares with respect to matters considered to be “routine,” in which case your shares will count for purposes of determining whether a quorum is present, but not with respect to “non-routine” matters. The Ordinary Shares not voted are referred to as “broker non-votes.” Proposals 2, 5, 6, 7, 8 and 9 are considered to be “non-routine,” meaning that your bank, broker or similar organization may not vote your shares on these proposals in the absence of your voting instructions. However, Proposals 1, 3 and 4 are considered to be “routine” matters, meaning that if you do not return voting instructions to your bank, broker or other agent by its deadline, your Ordinary Shares may be voted by your bank, broker or other agent in its discretion on these proposals. Accordingly, if you own Ordinary Shares through a nominee, such as a bank, broker or similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

If you are a Beneficial Owner, in order to ensure your Ordinary Shares are voted in the way you would prefer, you must provide voting instructions to your bank, broker or other agent by the deadline provided in the materials you receive from your bank, broker or other agent.

What are “broker non-votes”?

As discussed above, when a Beneficial Owner does not give voting instructions to their bank, broker or other similar organization holding their Ordinary Shares as to how to vote on matters deemed to be “non-routine,” the bank, broker, or similar organization cannot vote the shares with respect to such non-routine matters. These un-voted Ordinary Shares are counted as “broker non-votes.” Proposals 2, 5, 6, 7, 8 and 9 are considered to be “non-routine,” and, therefore, we expect broker non-votes to exist in connection with these proposals. We don’t expect any broker non-votes with respect to the routine proposals. Broker non-votes will have no effect on the non-routine proposals and do not count for purposes of determining whether a quorum is present or for the purpose of determining the number of votes cast.

What is an abstention and how will abstentions be treated?

An “abstention” represents a shareholder’s affirmative choice to decline to vote on a proposal. Under Dutch law and the Company’s articles of association (the “articles of association”), Ordinary Shares abstaining from voting will not count as votes cast at the Annual General Meeting, but will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

How are proxies solicited for the Annual General Meeting?

We will pay the cost of soliciting proxies. Our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your Ordinary Shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each notice to ensure that all of your Ordinary Shares are voted.

Can I change my vote after submitting my proxy?

Yes. You may revoke your submitted proxy and change your vote prior to the Cut-off Time:

•
by submitting a duly executed proxy bearing a later date; or
•
by granting a subsequent proxy through the Internet or telephone.

Your most recent proxy card or telephone or Internet proxy is the one that will be counted. You may also attend the Annual General Meeting in person and revoke your proxy at the meeting or grant a separate proxy in writing to a representative who may attend the Annual General Meeting in person and revoke your prior proxy at the meeting on your behalf, provided in each case that you submit an Attendance Notice to the Company no later than the Cut-Off Time in accordance with the procedures outlined in the proxy statement. If your Ordinary Shares are held by your bank, broker or similar organization as a nominee, you should follow the instructions provided by such bank, broker or similar organization to change or revoke an earlier instruction.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal No.	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Affirmative vote of a simple majority of the valid votes cast.	No effect	Not Applicable(1)
2	Affirmative vote of a simple majority of the valid votes cast.	No effect	No effect
3	Affirmative vote of a simple majority of the valid votes cast.	No effect	Not Applicable(1)
4	Affirmative vote of a simple majority of the valid votes cast.	No effect	Not Applicable(1)
5

Each director nominee will be reappointed to the Board of Directors unless a two-thirds majority of the votes cast at the Annual General Meeting, which votes must represent more than one-half of the issued and outstanding share capital, are cast “Against” appointing such director nominee.

		No effect	No effect
6	Affirmative vote of a simple majority of the valid votes cast.	No effect	No effect
7

Affirmative vote of a simple majority of the valid votes cast, unless less than one-half of the Company’s issued and outstanding share capital is represented at the Annual General Meeting, in which case the affirmative vote of a two thirds majority of the valid votes cast is required.

		No effect	No effect
8	Affirmative vote of a simple majority of the valid votes cast.	No effect	No effect
9	Affirmative vote of a simple majority of the valid votes cast.(2)	No effect	No effect

(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your bank, broker or other organization that holds your shares, your bank, broker or other agent has discretionary authority to vote your shares on this proposal.

(2)

This vote is advisory and non-binding. Our Compensation Committee and our Board of Directors will review the voting results and take them into consideration in recommending or determining, respectively, the compensation of our named executive officers.

What is the quorum requirement?

A quorum must be present at the Annual General Meeting for any voting item to be voted on. At the Annual General Meeting, at least one-third of the Company’s issued and outstanding Ordinary Shares must be represented in order to constitute a quorum. On the Record Date, there were Ordinary Shares outstanding and entitled to vote. Thus, the holders of Ordinary Shares must be deemed present in person or represented by proxy at the Annual General Meeting to have a quorum.

Your Ordinary Shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker or similar organization) or if you are present or represented in person at the Annual General Meeting. Abstentions will be counted towards the quorum requirement.

How are votes counted?

Broadridge Financial Solutions (“Broadridge”) will tabulate the votes submitted by proxy prior to the Cut-off Time as described in this proxy statement. NautaDutilh N.V., our Dutch legal counsel, will tabulate the votes validly cast at the Annual General Meeting by those present at the meeting, if any. These tabulations will be provided to the Company.

How can I find out the results of the voting at the Annual General Meeting?

Preliminary voting results will be announced at the Annual General Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual General Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSALS

Proposal 1

Adoption of Dutch statutory annual accounts for the fiscal year ended December 31, 2025

At the Annual General Meeting, as required under Dutch law, our shareholders will be asked to adopt our Dutch statutory annual accounts for the fiscal year ended December 31, 2025, which are comprised of our company annual accounts and consolidated annual accounts, with explanatory notes to those accounts. Our Dutch statutory consolidated annual accounts are prepared in accordance with International Financial Reporting Standards as adopted by the European Union.

A copy of our Dutch statutory annual accounts for the fiscal year ended December 31, 2025 has been made available on our website at https://www.newamsterdampharma.com/ and at the Company’s office address.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal, provided that the requisite quorum is present or represented. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the adoption of our Dutch statutory annual accounts for the fiscal year ended December 31, 2025.

Proposal 2

Discharge from liability for the Company’s directors with respect to the performance of their duties during the fiscal year ended December 31, 2025

At the Annual General Meeting, our shareholders will be asked to release each member of the Board of Directors in office during the fiscal year ended December 31, 2025 from liability with respect to the exercise of their respective duties during that year.

The scope of this release from liability extends to the exercise of the respective duties of the Board of Directors members insofar as these are reflected in our Dutch statutory annual report for the fiscal year ended December 31, 2025, our Dutch statutory annual accounts for the fiscal year ended December 31, 2025 or in our other public disclosures.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal, provided that the requisite quorum is present or represented. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the discharge from liability for each member of the Board of Directors with respect to the performance of their duties during the fiscal year ended December 31, 2025.

Proposal 3

Instruction to Deloitte Accountants B.V. as the external auditor of our Dutch statutory annual accounts and Dutch statutory annual report for the fiscal year ending December 31, 2026

In accordance with Dutch law and our articles of association, the Board of Directors has, upon the recommendation of our Audit Committee, nominated Deloitte Accountants B.V. to be instructed to serve as the external auditor of our Dutch statutory annual accounts and our Dutch statutory board report (including, to the extent applicable, sustainability reporting) to be prepared for the fiscal year ending December 31, 2026. At the Annual General Meeting, our shareholders will be asked to instruct Deloitte Accountants B.V. as external auditor for that purpose.

Deloitte Accountants B.V. has acted as the auditor of our Dutch statutory annual accounts and our Dutch statutory board report since our inception. Representatives of Deloitte Accountants B.V. will be present at the meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal, provided that the requisite quorum is present or represented. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the instruction of Deloitte Accountants B.V. as the external auditor of our Dutch statutory annual accounts and Dutch statutory board report (including, to the extent applicable, sustainability reporting) for the fiscal year ending December 31, 2026.

Proposal 4

Ratification of the selection of Deloitte Accountants B.V. as the independent registered public accounting firm of the Company

The Audit Committee has selected Deloitte Accountants B.V. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte Accountants B.V. has audited our financial statements since our inception. A representative of Deloitte Accountants B.V. is expected to attend the Annual General Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from shareholders.

If our shareholders do not ratify the appointment, the Audit Committee, in its discretion, may reconsider its selection of Deloitte Accountants B.V. Notwithstanding the proposed ratification of the Audit Committee’s selection of Deloitte Accountants B.V., the Audit Committee, in its discretion, may direct the appointment of a new registered independent public accounting firm at any time during the year without notice to, or the consent of, shareholders, if the Audit Committee determines that doing so is in the best interest of the Company and its shareholders.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal, provided that the requisite quorum is present or represented. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Deloitte Accounts B.V. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed by Deloitte Accountants B.V. for the years ended December 31, 2025 and 2024.

	For the Years Ended December 31,
	2025	2024
	($ in thousands)
Audit Fees	1,071	1,433
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	1,071	1,433

Audit fees include the standard audit work performed each fiscal year necessary to allow the auditor to issue an opinion on our financial statements and to issue an opinion on the local statutory financial statements. Audit fees also include services such as reviews of quarterly financial results and review of securities offering documents.

Audit-related fees are fees billed for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements or for services that were traditionally performed by the external auditor.

Tax fees are fees billed for professional services for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies

The Audit Committee evaluates the qualifications, independence and performance of the independent auditor, as well as pre-approves and reviews the engagement and the provision of all audit and non-audit services to be performed by the independent auditor. In accordance with this policy, all services performed by and fees paid to Deloitte Accountants B.V. were pre-approved by the Audit Committee.

Proposal 5

Reappointment of John W. Smither and Janneke van der Kamp as non-executive directors of the Company

Nomination of John W. Smither and Janneke van der Kamp

At the recommendation of the Company’s nomination and corporate governance committee (the “Nomination and Corporate Governance Committee”), the Board of Directors has made a binding nomination to reappoint each of John W. Smither and Janneke van der Kamp as non-executive directors of the Company for the term listed in the table below set forth next to such director nominee’s name. If elected, each of Mr. Smither and Ms. van der Kamp would hold office until the expiration of their respective term, or, if sooner, until their earlier death, resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. Each of Mr. Smither and Ms. van der Kamp currently serves on the Board of Directors as a non-executive director. Mr. Smither was initially appointed by the Board of Directors to fill a vacancy in January 2023 and was appointed by our shareholders in June 2023, and Ms. van der Kamp was initially appointed by the Board of Directors to fill a vacancy in April 2023 and was appointed by our shareholders in June 2023. Mr. Smither and Ms. van der Kamp each has agreed to be named in this proxy statement and to serve as director if elected.

Set forth below is information regarding each director nominee as of April 15, 2026 and the proposed term for each director nominee. Each of the proposed appointments is considered a separate voting item under Dutch law.

Name	Positions and Offices Held	Year First Became a Director	Age	Year in which Proposed Term Expires
Non-Executive Director
John W. Smither	Non-Executive Director	2023	73	2030
Janneke van der Kamp	Non-Executive Director	2023	51	2030

A brief summary of the business experience of our director nominees can be found in the section titled “Current Directors, Director Nominees and Executive Officers.”

Vote Required

The proposal to reappoint each of Mr. Smither and Ms. van der Kamp as a non-executive director is based on a binding nomination proposed by the Board of Directors. Consequently, each of Mr. Smither and Ms. van der Kamp shall be reappointed provided that the requisite quorum is present or represented at the Annual General Meeting, unless two-thirds of the votes cast in respect of this proposal at the Annual General Meeting, which votes must represent more than half of the Company’s issued share capital, are cast against such nominee. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the reappointment of each of John W. Smither and Janneke van der Kamp as non-executive directors of the Company to hold office until the close of the 2030 annual meeting of shareholders.

Proposal 6

Extension of authorization for the Board of Directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company's capital

In connection with the Company’s initial listing on the Nasdaq in 2022, the Board of Directors has been designated as the corporate body authorized to resolve, for a period ending on November 21, 2027, to issue ordinary shares in the Company’s capital and/or to grant rights to subscribe for such shares up to the authorized share capital as included in the Company’s articles of association from time to time. It is proposed that this authorization be extended for a period ending five years following the date of the Annual General Meeting.

If this resolution does not pass, the Board of Directors’ existing authorization will continue to apply until November 21, 2027.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal, provided that the requisite quorum is present or represented. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the extension of authorization for the Board of Directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company’s capital.

Proposal 7

Extension of authorization for the Board of Directors to limit or exclude pre-emption rights

In connection with the Company’s initial listing on the Nasdaq in 2022, the Board of Directors has been designated as the corporate body authorized to resolve, for a period ending on November 21, 2027, to limit and/or exclude pre-emption rights in relation to an issuance of, or a granting of rights to subscribe for, ordinary shares in the Company's capital which the Board of Directors is authorized to resolve upon.

It is proposed that this authorization be extended for a period ending five years following the date of the AGM in relation to any issuance of ordinary shares in the Company's capital or granting of rights to subscribe for such shares which the Board of Directors is authorized to resolve upon pursuant to the authorization referred to in Proposal 6 (if granted).

If this resolution does not pass, the Board of Directors’ existing authorization will continue to apply until November 21, 2027.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal, provided that the requisite quorum is present or represented. If less than one-half of the Company's issued and outstanding share capital is represented at the Annual General Meeting, this proposal will require a two-thirds majority of the valid votes cast. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the extension of authorization for the Board of Directors to limit or exclude pre-emption rights.

Proposal 8

Approval of the NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan

The Compensation Committee of the Board of Directors and the Board of Directors have unanimously approved the NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan (the “ESPP”), subject to shareholder approval. The following sections summarize the material terms of the ESPP. These sections are qualified in their entirety by the full text of the ESPP, which is included in the Appendix to this Proxy Statement.

2026 Employee Stock Purchase Plan

Purpose: The purpose of the ESPP is to encourage and enable eligible employees to acquire property interests in the Company through ownership of the Company’s Ordinary Shares. We believe that employees who participate in the ESPP will have a closer identification with the Company by virtue of their ability as shareholders to participate in our growth and earnings.

General: The ESPP permits eligible employees to use payroll deductions to purchase the Company’s Ordinary Shares at a discount to the market price. The payroll deductions accumulate over the course of an Offering Period (see “Offering Periods” below), which will generally be six months in duration. On the first day of each Offering Period, each participant in the ESPP will automatically be granted an option to purchase as many whole Ordinary Shares as the participant will be able to purchase with the payroll deductions credited to their account during the Offering Period. At the end of the Offering Period, the total payroll deductions of all participants are used to purchase Ordinary Shares directly from the Company, generally at a discount to market price.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986 (the “Code”) and permits participants in the United States to be eligible to receive favorable tax treatment of shares acquired under the ESPP, as described below (such offerings, “Section 423 Offerings”). However, with regard to offers of options for purchase of Ordinary Shares under the ESPP to employees outside the United States working for the Company or a subsidiary or an affiliate of the Company, the Board of Directors may offer a sub-plan or an option under the ESPP that is not intended to comply with the requirements of Section 423 of the Code and that varies from the terms and conditions of the Plan (provided that any such variations do not cause the Section 423 portion of the Plan to violate Section 423 of the Code) (such offerings, “Non-423 Offerings”).

Effective Date: The ESPP was approved and adopted by the Board of Directors on April 16, 2026 (the “Effective Date”). In accordance with Treas. Reg. § 1.423-2(a)(2)(ii) and applicable law, the Company is seeking shareholder approval of the ESPP within 12 months after the ESPP was adopted. No options to purchase Ordinary Shares under the ESPP shall be exercised unless and until the ESPP has been approved by the shareholders of the Company. If shareholder approval is not received within 12 months after the Effective Date, the Plan shall be terminated and any amounts contributed by employees to the ESPP shall be returned to the employees without interest (unless otherwise required pursuant to applicable law). The Board of Directors or the Compensation Committee (see “Administration” below) may terminate the ESPP at any time, and the ESPP shall automatically terminate on the ten-year anniversary of the date the ESPP is approved by the Company’s shareholders.

Administration: The ESPP will be administered by the Board of Directors or the Compensation Committee, or a delegate of the foregoing appointed in accordance with the terms of the ESPP. For the purposes of this summary, references to the “Administrator” include the Board of Directors or the Compensation Committee, as well as any administrator, including management, to which the Board of Directors or the Compensation Committee has delegated any of its responsibilities and powers. The Administrator may appoint one or more agents to assist in the administration of the ESPP and may delegate certain responsibilities or powers subject to ESPP terms and applicable law. Subject to the ESPP terms and applicable law, the Administrator has the full and final authority to construe and interpret the ESPP and adopt rules and regulations for the administration of the ESPP as the Administrator deems appropriate. The Administrator may also adopt sub-plans relating to the operation and administration of the ESPP or provide for Non-423 Offerings, in either case, with the intention to accommodate specific requirements of local laws and procedures for non-U.S. jurisdictions. The sub-plans and/or Non-423 Offerings will not be required to comply with Section 423 of the Code and their terms may take precedence over the terms of the ESPP with respect to such sub-plans and/or Non-423 Offerings.

Shares Reserved for the ESPP: The aggregate number of Ordinary Shares that may be issued under the ESPP may not exceed 1,150,000 Ordinary Shares. The number of Ordinary Shares issuable under the ESPP and the terms of purchase rights to acquire such Ordinary Shares are subject to adjustment in connection with certain corporate and recapitalization events as described in the ESPP.

Enrollment, Contributions and Cashless Participation: Eligible employees may become participants in the ESPP by electing to participate in a particular offering. Eligible employees enroll by completing the appropriate forms and agreements, as directed by the Administrator. Following the end of each Offering Period, participants will be automatically re-enrolled in the next Offering Period.

The default rule under the ESPP provides that a participant may elect to contribute a set percentage of annual eligible compensation (a whole percentage of at least 1%, but not more than 15% of annual eligible compensation), subject to the applicable Internal Revenue Service limitations. Eligible compensation equals the participant’s annual total base salary or annual total base wages (as applicable), payable to the participant by the Company or a Designated Company (defined below) as compensation for services to the Company or Designated Company. For the avoidance of doubt, the participant’s annual total base salary or annual total base wages does not include overtime payments, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains related to Company stock options or other share-based awards, and similar items. The aggregate amount of the specified percentage of annual eligible compensation will be deducted from the participant’s paychecks on an after-tax basis in pro rata installments each pay period during the term of the Offering Period. A participant may not make separate cash payments to fund their account except as permitted by the Administrator. The ESPP authorizes the Administrator to permit contributions in the form of payroll deductions of specified amounts rather than percentages prior to the commencement of the applicable Offering Period. Information regarding permitted methods of contribution will be communicated to employees as part of the enrollment materials provided in connection with the applicable Offering Period.

All contributions made by a participant will be credited (without interest) to their account. If the participant terminates employment during the Offering Period, their contributions made during such Offering Period will be refunded, without interest.

Offering Periods: The ESPP provides for one or more Offering Periods in each calendar year, as determined by the Administrator. Each Offering Period will generally consist of a six-month purchase period that generally will begin on January 1 and July 1 of each calendar year.

Notwithstanding the foregoing, the Administrator has the authority to change the duration of an Offering Period (including the start and end date); provided that the Offering Period is not greater than 27 months. The Administrator also has the authority to change the frequency of the offerings and to determine whether an offering will be a 423 Offering or a Non-423 Offering.

Purchase of Shares: On the first day of an Offering Period, a participant will be granted a purchase right to purchase Ordinary Shares at the applicable purchase price (the “Option Price”). Subject to the limit below, the number of Ordinary Shares is determined by dividing the amount of the participant’s contributions accumulated as of the last day of the Offering Period by the applicable purchase price; provided that (a) no participant may purchase Ordinary Shares with a fair market value (as of the date of purchase right grant) in excess of $25,000 per calendar year; and (b) in no event will the aggregate number of Ordinary Shares subject to purchase rights during an Offering Period exceed the number of Ordinary Shares then available under the ESPP.

No participant may be granted an option to purchase Ordinary Shares under the ESPP if such participant, immediately after the option was granted, would be treated as owning Ordinary Shares possessing 5% or more of the total combined voting power or value of all classes of Ordinary Shares of the Company or any subsidiary. The Administrator may from time to time determine to specify a maximum number of Ordinary Shares that may be purchased by any participant during any Offering Period. The number of shares subject to purchase rights will be adjusted as necessary to conform to the above limitations.

The purchase price will be 85% (or such greater percentage as determined by the Administrator prior to the commencement of any Offering Period) of the lesser of the (i) fair market value per Ordinary Share of the Company as determined on the purchase date or (ii) fair market value per Ordinary Share of the Company as determined on the first day of the applicable Offering Period.

A participant’s right to purchase Ordinary Shares during any Offering Period will be exercised automatically on the purchase date unless their participation is terminated prior to the end of the Offering Period. Subject to the terms of the ESPP, a purchase right will generally terminate on the earlier of the date of the participant’s termination of employment or the last day of the applicable Offering Period. Purchase rights are not transferable other than by will or the laws of descent and distribution.

Amendment; Termination: The Administrator may amend the ESPP at any time, except that approval of an amendment to the ESPP by our shareholders will be required to the extent that shareholder approval of such amendment is required by applicable law or applicable stock exchange rules. The Administrator may suspend or discontinue the ESPP at any time.

Eligible Participants: Purchase rights may only be granted to eligible employees of the Company or a Designated Company. Generally, all employees of the Company or a Designated Company may participate except for (a) any employees whose customary employment is 20 hours or less per week, unless otherwise determined by the Administrator; and (b) any employees who do not meet any other eligibility requirements that the Administrator may choose to impose (within the limits permitted by the Code).

A “Designated Company” is any present or future subsidiary or affiliate that has been designated by the Administrator to participate in the ESPP to the extent consistent with Section 423 of the Code.

Adjustments; Effect of a Corporate Transaction: In the event of any share split, reverse share split, share dividend, recapitalization, combination or exchange of shares, reclassification of shares, spin-off, or other similar change in capitalization or event, or any dividend or distribution to holders of Ordinary Shares other than an ordinary cash dividend, or any other change affecting the Ordinary Shares, then the Administrator will equitably or proportionately adjust the number and class of Ordinary Shares reserved for issuance under the ESPP (including the numerical limits set forth in the ESPP), the purchase price per share, and the number of shares subject to purchase rights in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP.

In addition, in the event of a Corporate Transaction (as defined below), the Committee will, in its discretion, provide that (a) each outstanding option granted under the ESPP will be assumed or an equivalent option will be substituted by the successor entity (or its parent or subsidiary); (b) upon written notice to participants, provide that participants’ accumulated payroll deductions will be used to purchase Ordinary Shares on a date determined by the Administrator within ten (10) days prior to the effective date of the Corporate Transaction and that all outstanding options will terminate immediately after such purchase; (c) upon written notice to participants, provide that all outstanding options will be cancelled as of a date prior to the effective date of the Corporate Transaction and that all accumulated payroll deductions will be returned to the Participant on such date; (d) in the event of a Corporate Transaction under the terms of which holders of Ordinary Shares will receive, upon consummation thereof, a cash payment for each Ordinary Share surrendered in the Corporate Transaction, make or provide for a cash payment to a Participant equal to (1) the acquisition price times the number of Ordinary Shares subject to the participant’s option (to the extent the Option Price does not exceed the acquisition price) minus (2) the aggregate Option Price of such option minus (3) any taxes due in respect of the cash payment, in exchange for the termination of such option; (e) provide that, in connection with a liquidation or dissolution of the Company, options shall convert into the right to receive liquidation proceeds (net of the Option Price thereof and less any taxes due in respect thereof); or (f) any combination of the foregoing. “Corporate Transaction” means any of the following: (a) a transaction or series of related transactions in which any person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any person who prior to such transaction or series of related transactions owns more than a majority of the Ordinary Shares, becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company; unless the shareholders of the Company immediately before such transaction or series of related transactions own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such transaction or series of related transactions; (b) a consolidation or merger of the Company with or into another entity or a similar transaction involving the Company, unless the shareholders of the Company immediately before such consolidation, merger, or other transaction own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such consolidation or merger; (c) individuals who are members of the Board of Directors on the Effective Date (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the members of the Board of Directors; provided, however, that if the appointment or election (or nomination for election) of any new director was approved, proposed or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the ESPP, be considered as a member of the Incumbent Board; (d) the sale, lease, exclusive license, or other disposition of all or substantially all, as determined by the Board of Directors, of the consolidated assets of the Company, other than to an entity of which the shareholders of the Company immediately before such sale, lease, exclusive license, or other disposition own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license, or other disposition; or (e) the liquidation, dissolution, or winding up of the Company.

Plan Benefits. Benefits under the ESPP will depend on participants’ elections to participate and the fair market value of our Ordinary Shares at various future dates. As a result, it is not possible as of the date of this proxy statement to determine future benefits that will be received by executive officers and other employees. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the ESPP. Each participant is limited to the $25,000 annual purchase restriction, as well as the participant purchase restrictions for any Offering Period described above.

The Company anticipates filing a registration statement on Form S-8 with the SEC to register Ordinary Shares under the ESPP, subject to and effective upon shareholder approval, as soon as practicable following shareholder approval of the ESPP.

U.S. Federal Tax Consequences

The following is a summary of the material U.S. federal income tax and employment tax consequences that may arise with respect to the participation in the ESPP by U.S. employees who participate in a 423 Offering under the ESPP. Different consequences may apply for participants who reside outside the U.S. or who participate in a Non-423 Offering under the ESPP. The discussion is based on U.S. federal tax laws and regulations as in effect on the date of this prospectus. It is set forth solely for the eligible employee’s general information, and employees should consult their tax advisors concerning specific situations. This discussion is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal income tax and employment tax consequences. Employees might be subject to state, local, and/or foreign tax as a result of their participation in the ESPP, and they should consult their tax advisor to learn how state, local, and/or foreign tax laws will apply to them.

With respect to the 423 Offerings under the ESPP, the ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Qualification as an employee stock purchase plan means that employees will not be taxed at the federal level when the Company grants them an option at the beginning of an Offering Period or when they exercise their option to purchase shares at the end of an Offering Period. Federal taxes on ordinary income and capital gains (or losses) may be incurred, however, when they sell the shares, as follows:

•
If (x) an employee sells the shares more than (A) two years after the first day of the Offering Period in which he or she purchased them and (B) one year after the purchase date, and (y) the proceeds of the sale are equal to or less than the Option Price paid, the employee will have no taxable ordinary income resulting from the sale. The employee may have a capital loss if the sale price is less than their basis in the shares sold. The employee’s basis is the purchase price paid plus the amount taxed to the employee as ordinary income. The employee’s basis is the Option Price paid.

•
If (x) the employee sells the shares more than (A) two years after the first day of the Offering Period in which he or she purchased them and (B) one year after the purchase date, and (y) the proceeds of the sale are greater than the Option Price paid, the employee will recognize ordinary income equal to the lesser of items (i) and (ii) below in the year when the sale occurs:

(i)
15% (the current discount under the ESPP) of the fair market value of the shares on the first day of the Offering Period in which they were purchased; or
(ii)
the excess of the sale price over the Option Price paid.

In addition, the employee will recognize a long-term capital gain if the sale price exceeds their basis in the shares. The employee’s basis is the Option Price paid plus the amount taxed to the employee as ordinary income as described in (i) or (ii) above.

•
If the employee sells the shares (x) within two years after the first day of the Offering Period in which he or she purchased them, or (y) within one year after the purchase date, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the last day of the Offering Period and the Option Price paid. This amount is reportable as ordinary income even if the employee earned no profit on the sale or the shares were sold at a loss. In addition, the employee may recognize long-term or short-term capital gain or loss (depending on whether the employee has held the shares for more than twelve months) in an amount equal to the difference between the sale price and the employee’s basis in the shares.

•
If the employee does not sell or otherwise dispose of the shares before their death, regardless of how long the employee held them, the employee's estate will recognize ordinary income equal to the lesser of items (i) and (ii) below in the year of the employee's death:
(i)
15% (the current discount under the ESPP) of the fair market value of the shares on the first day of the Offering Period in which they were purchased; or
(ii)
the excess of the fair market value of the shares on the date of the eligible employee’s death over the Option Price paid.

Each employee agrees that, by entering the ESPP, such employee must promptly notify the Company of any disposition or other transfer of shares if such disposition or transfer is made within two years after the first day of the Offering Period or within one year after the date such shares were purchased.

Amounts deducted from the employee’s eligible compensation to purchase shares under the ESPP are included in the employee’s wages for federal income tax purposes at the time of the deduction. The Company generally is not required to withhold federal income tax with respect to any amount that the employee recognizes as ordinary income in connection with the disposition of shares purchased under the ESPP.

Both the employee and the Company are required to pay equal amounts of federal employment tax under the Federal Insurance Contributions Act (“FICA”) with respect to the employee’s wages. While the employee’s payroll deductions under the ESPP are included in the employee’s wages for FICA purposes, amounts the employee receives in connection with the disposition of shares that the employee acquires under the ESPP are excluded from the employee’s wages for FICA purposes and no withholding for FICA tax is required for such amounts.

If the employee disposes of shares within (x) two years after the first day of the Offering Period in which he or she purchased them, or (y) within one year after the purchase date, the Company is generally entitled to deduct, for federal corporate income tax purposes, the amount that the employee is required to report as ordinary income by reason of the disposition. Otherwise, the Company generally is not entitled to an income tax deduction if the employee sells or otherwise disposes of the shares.

New Plan Benefits

Participation in the ESPP will be optional and completely within the discretion of our employees, and therefore the number of shares that we may issue under the ESPP cannot be determined in advance.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the ESPP.

Proposal 9

Non-binding, advisory vote to approve the 2025 compensation of named executive officers

We are providing our shareholders with the opportunity to cast a non-binding, advisory vote regarding the compensation of our named executive officers (“NEOs”) as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As more fully described in the sections of this proxy statement entitled “Executive Compensation” and “Compensation Discussion and Analysis” and related compensation tables, our executive compensation program is designed to attract, retain and motivate highly skilled individuals with the qualities, capabilities, profile and experience needed to support and promote the growth and sustainable success of the Company and its business.

The following proposal gives our shareholders the opportunity to endorse or not to endorse the 2025 compensation paid to our NEOs. The vote is not intended to address any specific item of compensation or the compensation of any particular NEO, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as discussed in this proxy statement.

Before voting, we recommend you read the sections of this proxy statement entitled “Executive Compensation” and “Compensation Discussion and Analysis” for additional details on our executive compensation program and philosophy.

Vote Required

This proposal requires a simple majority of votes cast in favor of the proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. However, abstentions will count as Ordinary Shares present and entitled to vote for purposes of determining a quorum.

This vote is advisory, and therefore not binding on us, the Board of Directors or its compensation committee (the “Compensation Committee”). However, our Board of Directors and Compensation Committee value the opinions of our shareholders and intend to take into account the outcome of the vote when considering future compensation decisions for our NEOs.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR, on a non-binding, advisory basis, the approval of the 2025 compensation of our NEOs.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Future Shareholder Proposals under SEC Rules

For a proposal to be considered for inclusion in our proxy materials for presentation at the 2027 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act, the proposal must comply with the requirements of Rule 14a-8 and be received by our Chief Accounting Officer at our principal executive offices at Gooimeer 2-35, 1411 DC Naarden, The Netherlands, by no later than January , 2027 (120 days before the anniversary date of the release of this proxy statement to shareholders), unless the date of the 2027 annual general meeting of shareholders is changed by more than 30 days from the one-year anniversary of the Annual General Meeting, in which case the deadline will be a reasonable time before we begin to distribute the proxy materials for the 2027 annual general meeting of shareholders.

Rule 14a-4 under the Exchange Act governs our use of our discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify us at least 45 days prior to the one-year anniversary of the day of mailing of the prior year’s proxy statement, management proxyholders will be allowed to use their discretionary voting authority as to whether the proposal is raised at the annual general meeting, without any discussion of the matter. If a shareholder wishes to bring a matter before the shareholders at the 2027 annual general meeting of shareholders but does not notify us before March , 2027 (or a reasonable time before we begin to distribute the proxy materials for the 2027 annual general meeting of shareholders if the date of the 2027 annual general meeting of shareholders is changed by more than 30 days from the one-year anniversary of this year’s annual general meeting), for all proxies we receive, the management proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the shareholder’s proposal.

Future Shareholder Proposals under Dutch law

Under Dutch law and the articles of association, if a shareholder is interested in submitting a proposed agenda item or a proposed resolution within the authority of shareholders to be presented at the 2027 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy materials, the shareholder must fulfill the requirements set forth in Dutch law and the articles of association, including satisfying both of the following criteria:

•
the Company must receive the proposed agenda item (supported by reasons) or proposed resolution in writing no later than 60 days before the date of the 2027 annual general meeting of shareholders (which date has not yet been declared by the Board of Directors); and
•
the number of shares held by the shareholder, or group of shareholders, submitting the proposed agenda item or proposed resolution must equal at least 3% of the Company’s issued share capital.

In response to a proposed agenda item or a proposed resolution referred to above, the Board of Directors can invoke a response period of up to 180 days as provided for by the Dutch Corporate Governance Code or a cooling-off period of up to 250 days as provided for by Dutch law.

All notices of proposals by shareholders, whether or not requested for inclusion in the Company’s proxy materials, should be sent to our principal executive offices, attention to our Chief Accounting Officer.

In addition to satisfying the foregoing requirements under Dutch law and our articles of association, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide the Company prior written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2027 (unless the date of 2026 annual general meeting of shareholders is changed by more than 30 days from the one-year anniversary of this year’s Annual General Meeting, in which case the deadline to deliver the notice will be the later of (i) 60 calendar days prior to the date of the annual meeting and (ii) the 10th calendar day following the day on which we first make a public announcement of the date of the annual meeting).

CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The Board of Directors

Biographical information as of April 15, 2026 and the experience, qualifications, attributes and skills that led our Nomination and Corporate Governance Committee and our Board of Directors to determine that each individual should continue to serve on the Board are discussed below.

Name	Positions and Offices Held	Year in which Term Expires	Age
Employee Directors
Michael Davidson, M.D.	Chief Executive Officer, Director	2029	69
John Kastelein, M.D.	Chief Scientific Officer, Non-Executive Director	2027	72
Non-Employee Directors
William H. Lewis, J.D., M.B.A.	Chair, Non-Executive Director	2028	57
Mark C. McKenna	Vice Chair, Non-Executive Director	2028	46
Adele Gulfo	Non-Executive Director	2029	63
Wouter Joustra	Non-Executive Director	2027	37
Louis Lange, M.D., Ph.D.	Non-Executive Director	2028	77
John W. Smither	Non-Executive Director	2026	73
James N. Topper, M.D., Ph.D.	Non-Executive Director	2029	64
Janneke van der Kamp	Non-Executive Director	2026	51

Employee Directors

Dr. Michael Davidson. Michael Davidson, M.D., has served as our Chief Executive Officer and executive director since November 2022. Dr. Davidson served NewAmsterdam Pharma as its Chief Executive Officer and an executive director from August 2020 to November 2022. Prior to joining NewAmsterdam Pharma, Dr. Davidson was the founder and Chief Executive Officer of Corvidia Therapeutics, Inc. from January 2016 until April 2018 and the Chief Science/Medical Officer from April 2018 until July 2020, when Corvidia was acquired by Novo Nordisk A/S for up to $2.1 billion. Dr. Davidson, who is a leading expert in the field of lipidology and was named in The Best Doctors in America for the past 15 years, is also currently a professor of medicine and director of the lipid clinic at the University of Chicago. Dr. Davidson co-founded and served as the Chief Medical Officer of Omthera Pharmaceuticals, Inc. in 2008, which was later acquired by AstraZeneca Pharmaceuticals in 2013 for up to $443 million. His research background encompasses both pharmaceutical and nutritional clinical trials including extensive research on statins, novel lipid-lowering drugs, and omega-3 fatty acids. Dr. Davidson is board-certified in internal medicine, cardiology, and clinical lipidology and served as President of the National Lipid Association from 2010 to 2011. Dr. Davidson currently serves on the board of directors of Tenax Therapeutics, Inc. (Nasdaq: TENX), and BioAge Labs, Inc. (Nasdaq: BIOA). Dr. Davidson also serves on the boards of four private biotechnology companies, Sonothera, Jocasta Neuroscience and Abcentra. Dr. Davidson received his B.A. and M.S. from Northwestern University and his M.D. from The Ohio State University School of Medicine.

Our Nomination and Corporate Governance Committee and our Board believe Dr. Davidson’s extensive experience in the field of cardiology and his prior management experience provide him the qualifications and skills to serve on the Board of Directors.

Dr. John Kastelein. John Kastelein, M.D., Ph. D. FESC, has served as our Chief Scientific Officer and non-executive director since November 2022. Dr. Kastelein co-founded NewAmsterdam Pharma in 2020 served as its Chief Scientific Officer and an executive director from January 1, 2020 to November 2022. Dr. Kastelein has also served as the chief executive officer of Vascular Research Network Inc. (“VRN”) since January 2013 and as the Chief Medical Officer of Staten Biotechnology B.V. since January 2018. Dr. Kastelein also serves as emeritus professor of medicine and was the chair of the department of vascular medicine at the Academic Medical Center of the University of Amsterdam. He serves on the advisory board of the Dutch Atherosclerosis Society. In 2011 he received the ZonMw Pearl for his research in the field of gene therapy. Dr. Kastelein also serves on the board of directors of North Sea Therapeutics Inc., VRN and Oxitope Pharma Inc. Dr. Kastelein also serves as an advisor to a number of biotech and pharmaceutical companies. Dr. Kastelein was awarded a doctorate in medicine (with honors) from the University of Amsterdam, trained in internal medicine at the Academic Medical Center of the University of Amsterdam, and trained in lipidology and molecular biology at the University of British Columbia in Vancouver. Dr. Kastelein published his first clinical research on CETP-inhibition in the New England Journal of Medicine in 1997.

Our Nomination and Corporate Governance Committee and our Board believe Dr. Kastelein’s deep scientific and medical knowledge about NewAmsterdam Pharma’s product candidate and his experience in senior management, provide Dr. Kastelein with the qualifications and skills to serve on the Board of Directors.

Non-Employee Directors

William H. Lewis, J.D., M.B.A. William H. Lewis has served as a member of the Board of Directors and Chair since January 2024. Will joined Insmed in 2012 as President and Chief Executive Officer and as a member of the board of directors. He became Chair of the Board of Directors in November 2018. Will is the former Co-Founder, President, and Chief Financial Officer of Aegerion Pharmaceuticals, Inc. (Nasdaq: AEGR),

and previously spent more than 10 years working in investment banking in the U.S. and Europe. He also previously worked for the U.S. government. Will holds a Bachelor of Arts degree cum laude from Oberlin College as well as a Master of Business Administration and a Juris Doctor with Honors from Case Western Reserve University.

Our Nomination and Corporate Governance Committee and our Board believe that Mr. Lewis’ significant experience as a public company executive in the life sciences industry and his other professional experience in the finance industry provide him the qualifications and skills to serve on the Board of Directors.

Mark C. McKenna. Mark C. McKenna has served as a member of the Board of Directors since July 2024. Mr. McKenna is the founder, Chairman and Chief Executive Officer of Mirador Therapeutics, and currently serves as Chairman of the board of directors of Apogee Therapeutics, Inc. (Nasdaq: APGE) and a director at Spyre Therapeutics, Inc. (Nasdaq: SYRE). In addition, Mr. McKenna serves as a venture partner at Arch Venture Partners and Senior Advisor at Fairmount Funds. Previously, Mr. McKenna was President, Chief Executive Officer and Chairman of the Board of Directors of Prometheus Biosciences, Inc., which was acquired by Merck & Co, Inc. in June 2023. Earlier, Mr. McKenna was a corporate officer of Bausch Health and served as President of its subsidiary, Salix Pharmaceuticals, Inc. Prior to Salix Pharmaceuticals, Mr. McKenna spent more than a decade in various roles with Bausch + Lomb, also a division of Bausch Health, most recently as Senior Vice President and General Manager of its U.S. Vision Care business. Mr. McKenna was Ernst & Young’s Entrepreneur of the Year in 2023 and holds a B.S. in marketing from Arizona State University and an M.B.A. from Azusa Pacific University.

Our Nomination and Corporate Governance Committee and our Board believe that Mr. McKenna’s significant experience as a public company executive in the life sciences industry and his other professional experiences provide him the qualifications and skills to serve on the Board of Directors.

Adele Gulfo. Adele Gulfo has served as a member of the Board of Directors since April 2025. Adele Gulfo has served as a member of the Board of Directors since April 2025. Ms. Gulfo currently serves on the Board of Directors of Tyra Biosciences, Inc. (NASDAQ: TYRA), a publicly traded biotechnology company, and Enpro Inc. (NYSE: NPO), a publicly traded industrial technology firm. She also serves on the board of Battelle, a $13B applied science and technology organization and one of the world’s largest independent research and development enterprises, supporting mission-critical innovation across national security, health, advanced engineering, and government and commercial sectors. In addition, she is a member of the Innovation Growth Board at Mass General Brigham, the largest hospital-based research enterprise in the United States. Ms. Gulfo most recently served as Chief Executive Officer of the Biopharma Commercial Unit at Sumitomo Pharma America, Inc. (“Sumitomo”), where she led the organization through strong revenue growth and meaningful profit improvement across a diverse portfolio spanning oncology, rare disease, urology, neurology, and women’s health. Previously, she served as Chief Commercial and Business Development Officer at Sumitovant Biopharma, Inc. (“Sumitovant”) from 2020 to 2023 until its integration into Sumitomo. Prior to that, she served as Chief Commercial Development Officer at Roivant Sciences Ltd., where she played a key role in the formation of Sumitovant and was instrumental in launch preparations and commercialization for several key brands, including ORGOVYX®, GEMTESA®, RETHYMIC®, and MYFEMBREE®. Earlier in her career, Ms. Gulfo held several senior leadership roles at Pfizer Inc. (“Pfizer”), including President and General Manager of Pfizer’s U.S. Primary Care Business Unit and Country Manager for Pfizer’s U.S. Biopharma Business, where she oversaw market access and commercial operations across the Primary Care, Specialty, and Oncology divisions, and led the launch of LIPITOR®. Ms. Gulfo holds a B.S. in Biology from Seton Hall University and an M.B.A. in Marketing from Fairleigh Dickinson University.

Our Nomination and Corporate Governance Committee and our Board believe that Ms. Gulfo’s extensive experience as an executive in the life sciences industry and in particular her experience with the commercial launch of multiple therapies, provide her the qualifications and skills to serve on the Board of Directors.

Wouter Joustra. Wouter Joustra has served as a member of the Board of Directors since July 2024. Wouter Joustra is a General Partner at Forbion, a leading European life sciences venture capital firm. At Forbion, Mr. Joustra is responsible for general fund management, private, cross-over and public investments. Mr. Joustra focuses on Forbion’s Growth Opportunities Funds, which concentrates on investing in late-stage life sciences companies. Prior to joining Forbion in 2019, Mr. Joustra previously was a Senior Trader, as well as Executive Board member of the Life Sciences franchise at Kempen, a European boutique investment bank. Mr. Joustra also served as a member of the board of directors of Gyroscope Therapeutics until the closing of its acquisition by Novartis in February 2022 for up to $1.5 billion, the board of directors of VectivBio (NASDAQ: VECT) from December 2022 until the closing of its $1.2 billion acquisition by Ironwood Pharmaceuticals in December 2023, the board of directors of Aiolos Bio until the closing of its acquisition by GSK plc in February 2024 for up to $1.4 billion and the board of Forbion’s SPAC vehicle until the completion of the business combination of enGene Holdings Inc. (NASDAQ: ENGN) in October 2023. Currently Mr. Joustra serves on the board of directors of VectorY Therapeutics, NewAmsterdam Pharma N.V. (NASDAQ: NAMS), Beacon Therapeutics, Navigator Medicines, Verdiva Bio and VOR Biopharma (NASDAQ: VOR). Mr. Joustra holds an M.Sc. in Business Administration from the University of Groningen, and a B.Sc. in International Business and Management from this same university.

Our Nomination and Corporate Governance Committee and our Board believe that Mr. Joustra’s board experience and significant experience as an investor in the life sciences industry provide him the qualifications and skills to serve on the Board of Directors.

Dr. Louis Lange. Louis Lange, M.D., Ph.D., has served as a member of the Board of Directors since November 2022. Dr. Lange previously served on the NewAmsterdam Pharma board from 2021 to November 2022. Dr. Lange previously served as the chief of cardiology and a professor of medicine at the Washington University School of Medicine and was one of the early academicians in molecular cardiology. Dr. Lange founded and served as the chief executive officer and chairman of CV Therapeutics, Inc. (Nasdaq: CVTX) from 1990 until 2019, and as a senior advisor to Gilead Sciences, Inc. from 2009 until 2019, following its acquisition of CV Therapeutics. Dr. Lange currently serves as a general partner with Asset Management Ventures. Dr. Lange also serves on the board of directors of private companies Stealth Biotherapeutics Corp., Amygdala Neurosciences, Inc. and Incendia Therapeutics, Inc. Dr. Lange previously served on the board of directors of Audentes

Therapeutics, Inc. (sold to Astellas Pharma Inc.) and CymaBay Therapeutics (acquired by Gilead). Dr. Lange has a Bachelor’s degree from the University of Rochester, an M.D. from Harvard University and a Ph.D. in Biological Chemistry, also from Harvard University.

Our Nomination and Corporate Governance Committee and our Board believe that Dr. Lange’s board experience, medical background and experience as a public company officer, provide Dr. Lange with the qualifications and skills to serve on the Board of Directors.

John W. Smither. John Smither has served as a member of the Board of Directors since January 2023. Mr. Smither previously served as the Chief Financial Officer of Arcutis Biotherapeutics, Inc. (Nasdaq: ARQT) from May 2019 until March 2021, and again as Interim Chief Financial Officer from September 2023 to April 2024, and the Chief Financial Officer of Sienna Biopharmaceuticals, Inc. (Nasdaq: SNNA) from April 2018 until March 2019. Mr. Smither also served as the interim Chief Financial Officer at Kite Pharma (a Gilead Sciences, Inc. company) from October 2017 until April 2018 during its integration with Gilead. Mr. Smither presently serves on the board of directors of Genelux serving as chair of its compensation committee and as a member of its audit committee. Mr. Smither also served on the board of directors and audit committee chair of eFFECTOR Therapeutics, Inc. (Nasdaq: EFTR) from March 2018 to September 2023 and Applied Molecular Transport, Inc. (Nasdaq: AMTI) from January 2022 to December 2023. Mr. Smither also served as a member of the nomination and corporate governance committee of eFFECTOR Therapeutics and the compensation committee of Applied Molecular Transport. Mr. Smither previously served on the board of directors of Achaogen, Inc. and Principia Biopharma Inc and as the chair of their audit committees. Mr. Smither also has 15 years’ experience as a practicing CPA (inactive), including time spent as an audit partner with Ernst & Young LLP.

Our Nomination and Corporate Governance Committee and our Board believe that Mr. Smither’s experience as the Chief Financial Officer for a number of public companies and his experience serving on the board of directors and audit committees of other public life science companies provide Mr. Smither with the qualifications and skills to serve on the Board of Directors.

Dr. James N. Topper. James N. Topper, M.D., Ph.D., has served as a member of the Board of Directors since November 2022. Dr. Topper previously served as FLAC’s Chief Executive Officer and Chairman of the FLAC Board of Directors from October 2020 until November 2022. Dr. Topper currently serves as a Managing Partner of Frazier Life Sciences (“Frazier”). He joined Frazier in 2003 and opened Frazier’s Menlo Park office in the same year. Throughout his tenure as a Managing Partner, Dr. Topper has invested across over 35 companies encompassing a broad spectrum of life science and biopharmaceutical companies. Dr. Topper has led and served as a board member for many of Frazier’s successful life sciences investments, including Acerta Pharma BV (sold to AstraZeneca), Alpine Immune Sciences (sold to Vertex), Amunix Pharmaceuticals, Inc. (sold to Sanofi), Aptinyx Inc. (Nasdaq: APTX), Calistoga Pharmaceuticals, Inc. (co-founder, sold to Gilead Sciences), Entasis Therapeutics Holdings Inc. (sold to Innoviva), Frazier Lifesciences Acquisition Corporation, Mavupharma (sold to AbbVie), Rempex (sold to The Medicines Company), Incline (co-founder, sold to The Medicines Company), Alnara (sold to Lilly), Portola, Inc. (co-founder, Nasdaq: PTLA), Phathom Pharmaceuticals Inc. (Nasdaq: PHAT), CoTherix, Inc (sold to Actelion), and Threshold Pharmaceutical, Inc. (Nasdaq: THLD). He currently represents Frazier on the boards of companies such as Phathom Pharmaceuticals, Inc. (Nasdaq: PHAT), Diagonal Therapeutics, Inc., Counterakt Therapeutics, Inc., Enlaza Therapeutics, Inc., Attovia Therapeutics, Inc., and Architect Therapeutics, Inc. In 2011 and 2016, Dr. Topper was named to the Midas List of leading venture capitalists, and in 2013, Dr. Topper was recognized by Forbes as a top ten healthcare investor. Dr. Topper received his M.D. and Ph.D. in Biophysics from Stanford and his B.S. from the University of Michigan.

Our Nomination and Corporate Governance Committee and our Board believe that Dr. Topper’s experience overseeing Frazier’s investments in biotechnology, his experience in senior management positions and his significant knowledge of industry, medical and scientific matters, provide Dr. Topper with the qualifications and skills to serve on the Board of Directors.

Janneke van der Kamp. Janneke van der Kamp has served as a member of the Board of Directors since April 2023. Ms. van der Kamp currently serves as the Chief Executive Officer of Norgine. Prior to this, she was Chief Commercial Officer of Grünenthal and previously spent two decades in roles of increasing responsibility at Novartis, ultimately serving on the Pharma Executive Committee as Global Head of Product & Portfolio Strategy from 2016 to 2018 and then Head of Pharma Region Europe from 2019 until 2022. While at Novartis, Ms. van der Kamp supported the launch of Novartis’ key cardiovascular disease medicines, as well as the company’s efforts in immunology, dermatology, neuroscience, ophthalmology, and respiratory disease. Ms. van der Kamp received her M.S. in chemistry from Utrecht University and M.B.A. from INSEAD.

Our Nomination and Corporate Governance Committee and our Board believe that Ms. van der Kamp’s operational experience in the pharmaceutical industry and business development experience provide Ms. van der Kamp that qualifications and skills to serve on the Board of Directors.

Arrangements Related to Election or Nomination of Directors

Dr. Topper was initially designated to serve on our Board by FLAC, and Drs. Davidson, Kastelein and Lange were initially designated by NewAmsterdam Pharma pursuant to the terms of the Business Combination Agreement (as defined below). See the section entitled “Corporate Governance” for more information. Other than the initial appointments of Drs. Topper, Davidson, Kastelein and Lange pursuant to the Business Combination Agreement, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director, and there are no such arrangements or understandings pursuant to which any person is presently being nominated as a director.

Our Executive Officers

The following table sets forth certain information concerning our executive officers as of April 15, 2026.

Name	Position(s)	Age
Michael Davidson, M.D.	Chief Executive Officer	69
Ian Somaiya	Chief Financial Officer	52
Louise Kooij	Chief Accounting Officer	50

Dr. Michael Davidson. Dr. Davidson’s biography is included in the section above titled “—The Board of Directors.”

Ian Somaiya. Ian Somaiya joined the Company in October 2023 as its Chief Financial Officer. Mr. Somaiya has over 25 years of experience in finance and biotechnology. Most recently, Mr. Somaiya served as the Chief Financial and Business Officer at Elucida Oncology, Inc. from November 2021 until July 2023, where he was responsible for fundraising and overall corporate strategy. From April 2018 until November 2021, Mr. Somaiya served as the Chief Financial Officer of TCR2 Therapeutics, Inc. (“TCR2”) where he successfully navigated the company through its initial public offering and two follow-on equity financings, raising more than $350 million in the aggregate. During his tenure at TCR2, Mr. Somaiya led the company’s finance and public company reporting functions, as well as the business development and investor relations functions. Prior to joining TCR2, Mr. Somaiya spent over 20 years on Wall Street where he conducted extensive research on more than 100 biotechnology companies across diverse therapeutic areas, technology platforms and stages of development. Mr. Somaiya served as a Managing Director and Head of Biotechnology Research at BMO Capital Markets and served as a Managing Director and Equity Analyst at Nomura Securities Co. Ltd., Piper Jaffray Companies and Thomas Weisel Partners Group, Inc. Mr. Somaiya began his career as a research analyst at Morgan Stanley and Prudential Securities and was recognized as “Best on the Street” by the Wall Street Journal for his coverage on biotechnology in 2006, 2007 and 2008. Mr. Somaiya received a Bachelor of Arts degree in biology and neuroscience from New York University.

Louise Kooij. Louise Kooij joined the Company as its Chief Financial Officer in May 2020. In January 2023, Ms. Kooij was appointed as the Company’s Chief Accounting Officer and served in that role until March 2023 when she was appointed Interim Chief Financial Officer. In October 2023 Ms. Kooij was appointed as the Company's Chief Accounting Officer. Ms. Kooij previously spent 18 years working in various finance roles at Genzyme Europe B.V. ("Genzyme"), a multinational biotechnology company. During her tenure at Genzyme, she led the European and Global FP&A team, many European finance projects, the European integration of Genzyme into Sanofi, the integration of acquisitions into Sanofi, the European Business Operations Team as well as the Rare Disease unit in Central and Eastern Europe. Before joining Genzyme, Ms. Kooij worked as a certified auditor at PricewaterhouseCoopers as well as other audit firms for seven years. Since May 2020, Ms. Kooij has also served as an independent consultant in the role of chief financial officer to other private biotechnology start-ups. Ms. Kooij received a master’s degree from Nyenrode Business University and her auditing degree from Hogeschool Markus Verbeek.

Family Relationships

There are no family relationships among any of our executive officers or directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes the philosophy, objectives, process, components and additional aspects of our executive compensation program for the fiscal year ended December 31, 2025. This CD&A is intended to be read in conjunction with the compensation tables that immediately follow this section, which provide historical compensation information for our following named executive officers (“NEOs”):

Name	Position
Michael Davidson, M.D.	Chief Executive Officer
Ian Somaiya	Chief Financial Officer
Louise Kooij	Chief Accounting Officer
John Kastelein, M.D., Ph.D. FESC	Chief Scientific Officer
Douglas Kling	Chief Operating Officer

Each of Dr. Kastelein and Mr. Kling were designated as executive officers of the Company during a portion of the year ended December 31, 2025 and continue to be employed by the Company but were no longer designated as executive officers as of December 31, 2025.

Executive Compensation Philosophy and Objectives

We maintain a shareholder-approved, formal, written compensation policy consistent with Dutch law. The compensation policy provides that the amount, level and structure of compensation should contribute to the Company's strategy, long-term interests and sustainability by:

•
attracting, retaining and motivating highly skilled individuals with the qualities, capabilities, profile and experience needed to support and promote the growth and sustainable success of the Company and its business;
•
driving strong business performance, promoting accountability and incentivizing the achievement of short and long-term performance targets with the objective of furthering long-term value creation in a manner consistent with the Company's identity, mission and values;
•
assuring that the interests of the Company's directors are closely aligned to those of the Company, its business and its stakeholders; and
•
ensuring overall market competitiveness of the compensation packages, while providing the Board of Directors sufficient flexibility to tailor the Company's compensation practices on a case-by-case basis, depending on the market conditions from time to time.

To achieve these objectives, the Compensation Committee of the Board of Directors (the “Compensation Committee”) regularly evaluates our executive compensation program to determine components of compensation and establish compensation levels that are appropriate based on each executive’s level of experience, performance, growth potential, job responsibility and criticality of role, and that align with the Company's size and stage.

Executive Compensation Components

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based cash bonuses and long-term incentive equity grants. We also provide our executive officers with severance and change-in-control benefits, as well as other benefits available to all our employees, including retirement benefits under the Company’s U.S. 401(k) plan, retirement arrangements for employees in other countries and participation in employee benefit plans. The following chart summarizes the key features and objectives of the three main elements of compensation.

Element	Description	Objectives
Base Salary	• Fixed cash compensation. • Determined based on each executive officer’s role, individual skills, experience, performance, and external market value.	• Provide stable compensation to executive officers, allow the Company to attract and retain skilled executive talent and maintain a stable leadership team.
Short-Term Incentives: Annual Bonus Plan	• Variable cash compensation based on the level of achievement of pre-determined annual corporate goals, contribution to the corporate goals and personal performance.	• Promote and reward the achievement of key annual strategic, business and operational goals.

Long-Term Incentives: Equity-Based Compensation	• Variable equity-based compensation. • Share options: Right to purchase shares at a price equal to the share price on the grant date. • Restricted share units.	• Motivate and reward achievement of multi-year strategic goals and delivery of sustained long-term value to shareholders, as well as attract and retain executive officers.

Compensation Program Governance

The Compensation Committee assesses the effectiveness of our executive compensation program from time to time and reviews risk mitigation and governance matters, which includes maintaining the following best practices:

What We Do
☑	Pay for Performance	The majority of total executive compensation is variable and at-risk.
☑	Balance Short- and Long-Term Compensation	The allocation of incentives among annual cash incentives and long-term equity incentives does not over-emphasize short-term performance at the expense of achieving long-term goals.
☑	Combination of Balanced Performance Metrics	We use a diverse set of milestone performance metrics in our annual performance bonus plan to ensure that no single measure affects compensation disproportionately.
☑	Independent Compensation Consultant	The Compensation Committee has engaged an independent compensation consultant to provide information and advice for use in Compensation Committee decision-making.
☑	Peer Data

We develop a peer group of companies based on industry, development stage, therapeutic focus, market capitalization, employee headcount, and number of years as a public company to reference for compensation decisions.

☑	Clawback	We maintain a clawback policy compliant with SEC and Nasdaq rules.
☑	Double Trigger Change-in-Control Provisions

We entered into agreements with each of the NEOs that provide certain financial benefits if there is both a change in control and a termination of employment (a “double trigger”). A change in control alone would not trigger cash severance pay.

What We Don’t Do
✘	No Hedging or Pledging of Company Securities	We prohibit officers and directors from engaging in hedging, pledging or short sale transactions in Company securities.
✘	No Perks	We do not provide material perquisites to executive officers.
✘	No Excise Tax Gross-Ups	We do not provide excise tax gross-ups.
✘	No Share Options Below Fair Market Value	We do not grant share options with an exercise price below fair market value.
✘	No Guaranteed Compensation	We do not have agreements with our NEOs that provide any guarantees relating to base salary increases or the amounts of any annual cash incentive awards or long-term equity awards.

✘	No Special Retirement Benefits

We do not provide defined benefit pension arrangements or post-retirement health coverage for our executive officers or employees. Our NEOs and other executives are eligible to participate in our 401(k) plan (U.S.) or personal pension plan on the same basis as our other employees.

✘	No Share Option Repricing	We do not permit repricing of share options or share appreciation rights without shareholder approval.

Compensation Determination Process

Role of our Shareholders

Our shareholders have adopted a formal, written compensation policy in accordance with Dutch law. Changes to the compensation policy will require a vote of the General Meeting by simple majority of votes cast. The Board of Directors and the Compensation Committee determine the compensation of individual directors and executive officers with due observance of the compensation policy to the extent applicable.

At our 2025 General Meeting, our shareholders approved the compensation of our named executive officers by a non-binding, advisory vote with over 98% of the votes cast on the proposal voting "FOR" approval. The Compensation Committee and Board considered the results of this advisory vote in connection with its annual review of our executive compensation practices.

Role of the Compensation Committee

The Compensation Committee establishes the compensation philosophy and objectives (in accordance with the compensation policy), determines the structure, components and other elements of executive compensation, and reviews and approves the compensation of the NEOs or recommends it for approval by the Board of Directors. The Compensation Committee structures the executive compensation program to accomplish its articulated compensation objectives in light of the compensation philosophy described above.

The Compensation Committee annually reviews compensation policies and procedures to determine if any updates are needed. The Compensation Committee also approves, or recommends to the Board of Directors for approval, the corporate objectives associated with our annual performance-based cash incentive program, as well as assessing the Company’s performance against those corporate objectives after the end of the year or making a recommendation to the Board of Directors as to the extent to which the Company has met those corporate objectives.

The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines executive compensation on an annual basis, typically at the beginning of each fiscal year; however, decisions may occur during the year for new hires, promotions or other special circumstances as the Compensation Committee determines appropriate.

Role of the Chief Executive Officer and Management

The Compensation Committee generally seeks the input of our Chief Executive Officer when discussing the performance of, and compensation for, our executive officers, including the NEOs other than the Chief Executive Officer. Our Chief Executive Officer is instrumental in developing both our annual and long-term strategic objectives and goals, which are reviewed and approved by the Compensation Committee and the Board of Directors. Our Chief Executive Officer is also instrumental in providing perspective on our performance against those goals.

Our Chief Executive Officer reviews the performance of the other executive officers, including the other NEOs, annually and presents his assessments to the Compensation Committee. Our Chief Executive Officer then provides corresponding compensation recommendations, including as to base salary adjustments, annual performance-based cash compensation targets and payouts, and equity awards. The Compensation Committee considers the Chief Executive Officer’s input as one factor in its deliberations to determine the compensation of our executive officers, including the other NEOs. The Compensation Committee gives significant weight to the recommendations of the Chief Executive Officer in light of his greater familiarity with the day-to-day performance of his direct reports and the importance of incentive compensation in driving the execution of managerial initiatives developed and led by the Chief Executive Officer.

While the Chief Executive Officer may attend Compensation Committee meetings, the Chief Executive Officer may not be present during voting or deliberations on his compensation and does not play a role in determining his compensation.

In addition, other members of management may attend Compensation Committee meetings to provide background information or advice, or to answer questions posed by members of the Compensation Committee, including with respect to the financial, accounting, tax, legal and retention implications of various compensation decisions.

Role of the Independent Compensation Consultant

The Compensation Committee recognizes that there is value in procuring independent, objective expertise in connection with fulfilling its duties, and pursuant to its charter, the Compensation Committee has the authority to select and retain advisors to assist it with carrying out its duties and responsibilities.

The Compensation Committee has engaged the services of an independent compensation consultant, the Human Capital Solutions practice of Aon plc (“Aon”), to assist it in connection with making executive compensation decisions. The Compensation Committee has worked with Aon to develop a peer group, to provide a competitive market analysis of the base salary, annual performance-based cash incentive awards and long-term incentive compensation of our executive officers compared against the peer group, and to review other market practices and trends with respect to executive compensation.

The Compensation Committee annually assesses the independence of Aon pursuant to SEC and Nasdaq rules. The Compensation Committee assessed the independence of Aon consistent with Nasdaq listing standards and concluded that the engagement of Aon does not raise any conflict of interest.

While the Compensation Committee took into consideration the review and recommendations of Aon when making decisions about our executive compensation program in 2025, ultimately, the Compensation Committee made its own independent decisions in determining our executives’ compensation.

Consideration of Comparative Market Data

The Compensation Committee believes that obtaining relevant market and benchmark data is important to making determinations about executive compensation. This information provides a solid reference point and helpful context for making compensation decisions, even though, relative to other companies, there are differences and unique aspects of the Company.

With Aon’s assistance and input, the Compensation Committee annually adopts a peer group of companies that it uses as a reference group to provide a broad perspective on competitive pay levels and practices.

In doing so, the Compensation Committee seeks to approve a peer group that is representative of the sector in which we operate and includes companies within an appropriate defined range in terms of key attributes.

In October 2024, the Compensation Committee determined that our peer group for determining the compensation of our NEOs in 2025 would consist of Phase 2, Phase 3 and NDA/BLA biopharmaceutical/biotechnology companies. In general, the selection criteria consisted of the following:

•
market capitalizations between one-third and three times the market capitalization of the Company;
•
annual revenues less than $100 million;
•
fewer than 150 employees; and
•
preference given to companies that went public within the last 5 years.

Based on these criteria, the peer group for setting 2025 compensation consisted of the following 24 companies:

4D Molecular Therapeutics, Inc.	Geron Corporation	Pliant Therapeutics, Inc.
89bio, Inc.	Humacyte, Inc.	Scholar Rock Holding Corporation
Akero Therapeutics, Inc.	IDEAYA Biosciences, Inc.	SpringWorks Therapeutics, Inc.
Belite Bio, Inc.	Immunovant, Inc.	Structure Therapeutics Inc.
Biohaven Ltd.	Iovance Biotherapeutics, Inc.	Summit Therapeutics, Inc.
Cogent Biosciences, Inc.	Keros Therapeutics, Inc.	Tarsus Pharmaceuticals, Inc.
Crinetics Pharmaceuticals, Inc.	Krystal Biotech, Inc.	Vera Therapeutics, Inc.
Cullinan Oncology, Inc.	Madrigal Pharmaceuticals, Inc.	Viking Therapeutics, Inc.

The Compensation Committee utilizes the compensation of executive officers of the companies in this peer group as one reference point in the compensation-setting process along with various other factors, such as the executive’s performance, experience, and competitive market conditions.

Additionally, when considering the establishment of 2025 compensation levels for our NEOs, the Compensation Committee, upon recommendation from Aon, supplemented the 2025 peer group long-term incentive market data with data derived from the Radford 2024 Global Life Science Survey for public pre-commercial biopharma companies. This survey data was used to obtain a general understanding of the compensation practices of companies similar to ours at the time.

The Compensation Committee believes that the compensation practices of our peer group, together with the data derived from the Radford 2024 Global Life Science Survey, provided us with appropriate compensation reference points for evaluating and determining the compensation of our NEOs during 2025.

2025 Executive Compensation Program

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based cash bonus, and long-term incentive equity compensation.

CEO and NEO Pay Mix

Though the Compensation Committee has not adopted any formal or informal policies or guidelines that specify the allocation of compensation between these three elements, consistent with our “pay-for-performance” philosophy, the Compensation Committee has determined that NEO compensation packages must include an emphasis on and substantial portion of variable, at-risk pay while ensuring adequate base salary to attract and retain talent. The Compensation Committee considers compensation to be at-risk if it is subject to performance-based payment or vesting conditions or if its value depends on share price appreciation.

Our executive compensation is linked strongly to the performance of the business, with a majority of annual target compensation being variable and at-risk. In 2025, 95% of the total target compensation for the CEO was at-risk and 88% of the total target compensation for all other NEOs was at-risk. The following pay mix pie chart graphics illustrate our emphasis on variable, at-risk pay and long-term incentives.

The percentages of target total direct compensation as calculated above are based on the annualized 2025 base salary, the 2025 annual cash incentive compensation opportunity (assuming achievement at the target level), and the grant date fair value of the annual equity grants to NEOs. Each compensation element is described in this section and outlined in more detail in the Summary Compensation Table and Grants of Plan-Based Awards table below.

Base Salary

We provide our executive officers with fixed cash compensation in the form of a base salary. In establishing base salaries, the Compensation Committee exercises its judgment and discretion and considers several factors, including the performance of the individual executive officer, the officer’s potential to contribute to our long-term strategic goals, the officer’s role and scope of responsibilities within our Company, individual experience and skills, the officer’s compensation as compared to similarly situated executives at comparable companies in our peer group, competitive market dynamics for the position, and (with respect to other NEOs) the input of our Chief Executive Officer. None of our NEOs is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Annual base salaries for our NEOs as of December 31, 2025, as compared with their annual base salaries as of December 31, 2024, were as follows:

NEO	2025 Base Salary ($)	2024 Base Salary ($)	% Change
Michael Davidson, M.D.	646,152	621,300	4%
Ian Somaiya	486,720	468,000	4%
Louise Kooij (1)	452,217	N/A	N/A
John Kastelein, M.D., Ph.D. FESC (1)	537,866	486,043	6%
Douglas Kling	519,967	500,000	4%
(1)
Ms. Kooij and Dr. Kastelein are paid their salaries and bonuses in Euros. The table above presents Ms. Kooij and Dr. Kastelein's compensation converted into USD at a rate of $1.130 per Euro, which was the average exchange rate as published by the European Central Bank for 2025.

Annual Performance-Based Cash Bonus

The annual cash incentive bonus plan (the “Annual Bonus Plan”) is a cash-based plan that rewards executive officers for the achievement of key short-term objectives. The structure of the Annual Bonus Plan incentivizes executive officers to achieve research, clinical, operational, and organizational results that the Compensation Committee views as critical to the execution of our business strategy.

For the NEOs, the amount of the payout, if any, under the Annual Bonus Plan is based on operational performance as well as individual performance. The Annual Bonus Plan gives considerable weight to achievement of key corporate and individual goals, while providing the Compensation Committee with the ability to exercise its best judgment in determining the overall level of achievement of such goals.

Target Opportunities. The Compensation Committee determines the target cash incentive opportunity available to each NEO by taking the individual’s annual base salary in effect for the year and multiplying it by the individual’s target incentive percentage. Among other factors, the target incentive percentages are determined with reference to the peer group company percentages of salary for the respective positions and the proportion of total direct compensation represented by the annual cash incentive. For 2025, our NEOs had the following annual cash bonus targets:

NEO	2025 Target Annual Bonus Opportunity as a % of Base Salary
Michael Davidson, M.D.	60%
Ian Somaiya	45%
Louise Kooij	40%
John Kastelein, M.D., Ph.D. FESC	40%
Douglas Kling	40%

Corporate Performance Goals. As a pre-commercial biopharmaceutical company, we do not have material revenue or profits at this stage, and our success is measured by achievement of research and development milestones and other key strategic and operational goals. These goals were reviewed and approved by the Compensation Committee (and the Board, with respect to our Chief Executive Officer) in February 2025 and then later revised by the Compensation Committee in August 2025 (and the Board, with respect to our Chief Executive Officer) solely to adjust the weighting of certain of the goals based on the Compensation Committee's view of the importance of such goals at the time.

The Compensation Committee (and the Board, with respect to our Chief Executive Officer) approved the following corporate goals and weightings for 2025. While each area had specific goals, the goals themselves are not disclosed below due to commercial and business sensitivities:

•
Launch Readiness: goals that progress the work in regulatory, supply chain and commercial related to potential commercial launch in various markets (weighted 25%);
•
Clinical Development: goals that progress our product candidates with a particular focus on execution and quality for PREVAIL (weighted 25%);
•
Scientific Leadership: goals that position our product candidates as innovative in the therapeutic area (weighted 25%);
•
Financial Sustainability and Corporate Strategies: goals that advance long-term company growth (weighted 15%); and
•
Employee Experience and Engagement: goals that ensure a focus on employees and a positive work environment (weighted 10%).

Corporate Performance Goals and Related Payouts. If we do not achieve an objective of corporate performance, there is no corresponding amount to be included in the payout related to that element. If we achieve the objective, the Compensation Committee will authorize a payout of the portion of the overall opportunity allocated to that element, and if we exceed the objective by achieving a stretch goal, the Compensation Committee may, in its discretion, authorize a higher payout, but the total payout will not exceed 200% of an executive’s overall target incentive.

2025 Achievement of Corporate Goals. In January 2026, the Compensation Committee (and the Board, with respect to our Chief Executive Officer) met to assess the Company’s performance against the corporate performance goals for 2025. While the Compensation Committee considered the Chief Executive Officer’s views regarding the Company’s 2025 performance, the Compensation Committee (and the Board, with respect to our Chief Executive Officer) made an independent determination regarding corporate performance, which included consideration of, among others, the key achievements set forth below. Based on this assessment, the Compensation Committee (and the Board, with respect to our Chief Executive Officer) determined that the overall corporate achievement level was 122.5%.

Launch Readiness:	Significant achievements in the supply chain, meeting both US and EMA standards. Filings for EMA approval submitted in summer of 2025 ahead of schedule.
Clinical Development:	Quality metrics for PREVAIL trail exceeded goal. Leveraged enhanced data modeling capability for study projections.
Scientific Leadership:

35 abstracts presented, 7 published articles in top tier journals.

In June and July 2025, announced positive data from the prespecified Alzheimer's disease biomarker analysis in the BROADWAY clinical trial and presented at the 2025 Alzheimer’s Association International Conference.

Financial Sustainability / Corporate Strategies:

Year-end cash, cash equivalents and marketable securities balance of approximately $729 million favorable to budget.

Expansion of worldwide patent portfolio.

Execution of drug product supply agreement with Menarini.

Employee Engagement:	Exceeded expectations with respect to limiting/eliminating voluntary turnover for the year. Exceeded targets for interview slates with employee referrals.

Individual Performance. In determining Annual Bonus Plan payouts, the Compensation Committee also evaluated the individual performance of our NEOs. The Compensation Committee views the inclusion of individual performance as an important component of the annual cash bonus plan because it motivates the NEOs for individual performance, even if overall corporate performance is lower. In assessing the individual performance of our NEOs, the Compensation Committee, with the input of our Chief Executive Officer for the other NEOs, considered each such officer’s individual contributions to the achievement of our 2025 goals, and the officer’s individual performance in helping to execute on our strategic and operating initiatives. Each non-Chief Executive Officer NEO is paid 75% of their bonus based upon the corporate achievement and 25% of their bonus based on individual contribution to goals. The Chief Executive Officer's bonus is based on corporate achievement alone.

Overall Payouts. Based on the assessment described above, the Compensation Committee recommended, and the Board of Directors determined, that the Company’s corporate performance exceeded the 2025 goals. The Compensation Committee determined an overall 2025 performance level, as determined with reference to both corporate performance and individual performance. The amounts of the annual bonus awards for 2025 were determined as follows:

			Allocation of Bonus		Actual Bonus Achievement
NEO	Base Salary ($)	Target Annual Bonus (%)	Corporate Goals (%)	Individual Contribution (%)	Corporate Goals (%)	Individual Contribution (%)	Payout ($)
Michael Davidson, M.D.	646,152	60%	100%	—	122.5%	—	474,922
Ian Somaiya	486,720	45%	75%	25%	122.5%	125%	269,673
Louise Kooij (1)	452,217	40%	75%	25%	122.5%	120%	220,455
John Kastelein, M.D., Ph.D. FESC (1)	537,866	40%	75%	25%	122.5%	135%	270,277
Douglas Kling	519,967	40%	75%	25%	122.5%	125%	256,084
(1)
The 2025 target incentive and payout amounts for Ms. Kooij and Dr. Kastelein have been converted from Euros to USD at an exchange rate of 1 Euro to $1.130 USD.

Dr. Kastelein and Mr. Kling contributed heavily to the achievement of goals focused on scientific excellence and clinical operations, which exceeded expectations hence earning them above target bonus awards. Mr. Somaiya and Ms. Kooij contributed heavily to the achievement of goals related to financial sustainability which exceeded expectations hence earning them above target bonus awards.

Equity-Based Incentive Awards

The third and largest component of the executive compensation program is long-term equity incentives. The Compensation Committee designed the long-term incentive opportunity for the NEOs to motivate and reward executive officers to achieve multiyear strategic goals and deliver sustained long-term value to shareholders, as well as attract and retain executive officers.

We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our shareholders. Long-term equity incentives also promote retention because executive officers will only receive value if they remain employed by us over the required term.

Grants to our NEOs and other employees are made at the discretion of the Compensation Committee and are generally made upon commencement of employment, promotion or annually during the first quarter of each year. We believe that our equity awards are an important compensation and retention tool for our executive officers, as well as for our other employees.

Prior to 2025, we used share options as our primary equity vehicle because we believe that they are an effective means by which to align the long-term interests of our executive officers with those of our shareholders. Share options motivate stock price appreciation over the long term because they deliver value only if the stock price increases. The use of share options also can provide tax and other advantages to our executive officers relative to other forms of equity compensation.

Commencing in 2025, we introduced RSUs as part of the annual grants to all employees. This decision was primarily based on keeping in line with the practices of our refreshed peer group.

In determining the number of share options and RSUs to be granted to an NEO in 2025, the Compensation Committee (and the Board, with respect to our Chief Executive Officer) took into account both the range of the grant date fair values of awards granted to executive officers at the companies in the peer group and the range of grant size as a percent of the companies in the peer group.

The annual equity-based incentive awards granted to our NEOs are set forth in the table below:

NEO	Share Awards (#)	Share Awards ($)(1)	Share Options (#)	Share Options ($)(1)
Michael Davidson, M.D.	123,529	3,193,225	670,467	8,931,566
Ian Somaiya	38,000	986,480	220,000	2,941,030
Louise Kooij	15,000	389,400	80,000	1,069,465
John Kastelein, M.D., Ph.D. FESC	34,000	882,640	200,000	2,673,664
Douglas Kling	44,000	1,142,240	250,000	3,342,080
(1)
The amounts reflect the grant date fair value of the equity-based incentive awards pursuant to ASC Topic 718.

The exercise price of the share options awarded to our NEOs is equal to the closing price of our shares on the date of the grant, and all share options granted in 2025 had a ten-year term. The options are subject to time-based vesting, with 25% of the total number of shares underlying the award vesting on the one-year anniversary of the vesting start date and thereafter in equal monthly installments for 36 months, subject to the applicable NEO's continued service through each such vesting date. The RSUs are also subject to time-based vesting, with 1/3 of the total number of shares underlying the award vesting on one-year, two-year and three-year anniversary of the vesting start date, subject to the applicable NEO's continued service through each such vesting date.

Earnout RSUs

Pursuant to the terms of the Business Combination Agreement that we entered into in July 2022, we were required to issue Earnout RSUs to Participating Optionholders upon the achievement of a certain clinical development milestone. In March 2025, it was determined that the earnout milestone triggering event set forth in the Business Combination Agreement had occurred and, as a result, the Earnout RSUs were granted on March 26, 2025. Dr. Davidson received 38,394 Earnout RSUs with a total grant date fair value of $377,922, Ms. Kooij received 8,269 Earnout RSUs with a total grant date fair value of $81,395, Dr. Kastelein received 45,481 Earnout RSUs with a total grant date fair value of $447,684 and Mr. Kling received 16,539 Earnout RSUs with a total grant date fair value of $162,797. Mr. Somaiya was not a Participating Optionholder and therefore did not receive any Earnout RSUs. All of the Earnout RSUs granted to the above listed NEOs were fully vested as of the March 26, 2025 grant date. The fair value of the Earnout RSUs were determined in accordance with the Financial Accounting Standards Codification Topic 718 (“ASC 718”), whereby the grant date for valuation purposes was determined to be November 22, 2022.

Additional Elements of Compensation

Employee Benefits

Our NEOs are eligible to participate in all our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability and our 401(k) plan for U.S. employees, in each case on the same basis as other employees, subject to applicable laws. Under our 401(k) plan, the Company currently makes matching contributions of 100% of the first 3% and then 50% of the next 2% of employee contributions. We believe these benefits are important to attracting and retaining experienced employees, including our executives.

Ms. Kooij resides in the Netherlands and is employed by the Company in the Netherlands. Employees in the Netherlands are eligible to participate in a defined contribution pension plan which provides for a monthly, pre-tax contribution by the Company of 15% of an employee's gross income, subject to statutory maximums. In 2025, the Company made contributions to Ms. Kooij’s pension plan in accordance with the terms of the plan and statutory maximums.

Perquisites

We do not provide material perquisites to our executive officers.

Severance and Change in Control Arrangements

We have entered into employment agreements with all our NEOs that provide for at-will employment without any specific term. Each of the agreements sets forth the NEO’s severance benefits payable upon a qualifying termination of employment or change in control of the

Company. The “Potential Payments Upon Termination or Change in Control” section below describes and quantifies the severance and other benefits potentially payable to the NEOs in further detail.

These agreements provide for a combination of a cash severance payment, continued health benefits and acceleration of vesting on outstanding equity awards in specified circumstances. Acceleration of vesting is subject to a “double trigger” arrangement, meaning that vesting acceleration occurs only in the event of a change in control of the Company in connection with or followed by a termination of employment without cause by us, or with good reason by the NEO.

Given the industry in which we participate and the range of strategic initiatives that we may explore, we believe reasonable and competitive severance and change-in-control payment and benefit arrangements are an essential element of our executive compensation package and assist us in recruiting and retaining a talented executive team. We also believe such payments and benefits are in the best interests of our shareholders because they incentivize senior executives to continue to strive to achieve shareholder value in connection with change-in-control situations, particularly where the possibility of a change-in-control and the related uncertainty may lead to the departure or distraction of senior executives to the detriment of our Company and our shareholders.

We do not provide any excise tax gross ups in connection with severance paid upon termination without cause or relating to a change-in-control transaction. All change-in-control cash payments are structured to be on a “double-trigger” basis, requiring a termination without cause by us, or with good reason by the NEO, in connection with the change-in-control transaction.

Additional Compensation Policies and Practices

Clawback Policy

In 2023, the Compensation Committee adopted our Incentive Compensation Recoupment Policy (the “Clawback Policy”), designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Clawback Policy) that is determined to have been paid erroneously given the restatement is subject to recoupment.

Equity Granting Practices

The Compensation Committee does not have a policy prohibiting the grant of share options, RSUs or other equity awards during periods in which there is material nonpublic information about our Company, including (1) outside a “trading window” established in connection with the public release of quarterly financial results, or (2) at any time during the four business days prior to, or the one business day following, the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and has not timed the disclosure of material nonpublic information to affect the value of executive compensation. Equity awards may occasionally be awarded on an off-cycle basis, including to new hires.

Pursuant to Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information regarding awards granted to NEO on the following dates:

•
Consistent with our historical timing on annual equity awards, we granted share options to the following NEO on January 6, 2025, which was four business days before the filing of a Current Report on Form 8-K with which the Company furnished a press release announcing the Company’s strategic priorities for the upcoming year.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award	Percentage change in market price (1)
Michael Davidson, M.D.	01/06/2025	670,467	$25.85	$8,931,566	(2.29)%

(1) Indicates percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information.

Anti-Hedging and Anti-Pledging Policies

We have a policy that prohibits our executive officers, directors and other employees from engaging in short sales, transactions in put or call options, or other inherently speculative transactions with respect to our shares. In addition, our insider trading policy prohibits pledging Company securities as collateral for a loan or ownership of Company securities in a margin account. Any violation of these policies may result in disciplinary action, including dismissal for cause.

Tax Considerations; Section 162(m)

When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to us (and, when relevant, to our executive officers) of the various payments under our compensation programs. Section 162(m) of the Code generally disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million to certain executive officers in any taxable year. The Compensation Committee may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of our Company and its shareholders.

Accounting Policies for Stock-Priced Compensation

We follow ASC 718 for our stock-based compensation awards. ASC 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. ASC 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of share options and RSUs under our equity incentive award plans are accounted for under ASC 718. The Board or Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs.

Report of the Compensation Committee on Executive Compensation

This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating our Annual Report on Form 10-K or this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on this review and these discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and the Company’s proxy statement.

The preceding report has been furnished by the following members of the Compensation Committee:

Louis Lange, M.D., Ph.D. – Chair1

William Lewis, J.D., M.B.A.

Mark McKenna

1Dr. Lange served as a member and the chairperson of our Compensation Committee until April 16, 2026.

Summary Compensation Table

The following table sets forth information required under SEC rules concerning the compensation paid to our NEOs in respect of fiscal years ended December 31, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards (2) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Michael Davidson, M.D.	2025	646,152		3,571,146	8,931,566	474,922	18,068	13,641,854
	2024	621,300			5,347,060	497,040	3,897	6,469,297
Chief Executive Officer	2023	569,000	313,000		4,923,558			5,805,558
Ian Somaiya	2025	486,720		986,480	2,941,030	269,673	14,000	4,697,903
	2024	468,000			411,337	368,550	4,688	1,252,575
Chief Financial Officer	2023	90,576	40,000		3,422,493			3,553,069
Louise Kooij	2025	452,217		470,795	1,069,465	220,455	22,747	2,235,679
Chief Accounting Officer
John Kastelein, M.D., Ph.D. FESC	2025	537,866		1,330,324	2,673,664	270,277		4,812,131
Chief Scientific Officer	2024	486,046			2,570,852	327,031		3,383,929
	2023	459,346	218,412		2,300,813			2,978,571
Douglas Kling	2025	519,967		1,305,037	3,342,080	256,084	14,000	5,437,168
Chief Operating Officer	2024	499,968			1,664,729	399,974	13,800	2,578,471
(1)
The U.S. dollar amounts reported for 2025 for Ms. Kooij and Dr. Kastelein were converted from EUR using the 2025 average exchange rate of $1.130 per EUR.
(2)
Represents the aggregate fair value of awards on the date they were granted in accordance with ASC 718. See the Notes to the Consolidated Financial Statements included herein for the assumptions used to calculate grant date fair value.
(3)
The amounts reported are comprised of amounts paid in respect of our annual performance-based cash bonus plan, as determined by the Compensation Committee. Payments pursuant to the plan are generally made early in the year following the year to which they relate. The U.S. dollar amounts reported for 2025 for Ms. Kooij and Dr. Kastelein were converted using the 2025 average exchange rate of $1.130 per EUR.
(4)
For Dr. Davidson, the amounts reported in this column consist of $4,068 of fees Dr. Davidson received for service on the Board of Directors in 2025 and $14,000 of Company contributions under our 401(k) plan. For Mssrs. Somaiya and Kling the amounts consist of Company contributions under our 401(k) plan. For Ms. Kooij, the amount consists of the Company pension contribution. Dr. Davidson's fees for service on the Board and the Company pension contribution for Ms. Kooij was converted from EUR to U.S. dollars using the 2025 average exchange rate of $1.350 per EUR.

Grants of Plan Based Awards

The following table sets forth certain information regarding grants of plan-based awards to our NEOs during the year ended December 31, 2025:

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Stock Awards: Securities Number of Shares of Stock or Units (#)(2)	Option Awards: Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name		Threshold ($)	Target ($)	Maximum ($)
Michael Davidson, M.D.	1/6/2025	—	387,691	775,382	123,529	670,467	25.85	12,124,790
	3/26/2025	—	—	—	38,394	—	—	377,922
Ian Somaiya	1/2/2025	—	219,024	438,048	38,000	220,000	25.96	3,927,510
Louise Kooij	1/2/2025	—	180,887	361,774	15,000	80,000	25.96	1,458,865
	3/26/2025	—	—	—	8,269	—	—	81,395
John Kastelein, M.D., Ph.D. FESC	1/2/2025	—	215,147	430,293	34,000	200,000	25.96	3,556,304
	3/26/2025	—	—	—	45,481	—	—	447,684
Douglas Kling	1/2/2025	—	207,987	415,974	44,000	250,000	25.96	4,484,320
	3/26/2025	—	—	—	16,539	—	—	162,797
(1)
The amounts disclosed in these columns reflect the threshold, target and maximum annual cash incentive opportunities of our NEOs. The amounts of the annual cash incentive opportunities are set based on a percentage of the base salary for the calendar year by each NEO. Below or at threshold performance results in 0% payout. See “Compensation Discussion and Analysis—Compensation Program Components—Annual Performance-Based Cash Bonus” for a detailed description of our annual cash incentive plan, including the criteria for determining the amounts payable. Actual annual cash incentive plan results are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The maximum payout is 200% of target.
(2)
Amounts disclosed in this column reflect the number of shares underlying RSUs granted to our NEOs. In general, each RSU, other than the Earnout RSUs, has a three-year vesting period with one-third vesting on each one-year anniversary of the vesting start date. Each of the Earnout RSUs granted to NEOs were fully vested on the March 26, 2025 grant date. In accordance with ASC Topic 718, the grant date of the Earnout RSUs for the purposes of determining the fair value of the award was determined to be November 22, 2022. See the Notes to the Consolidated Financial Statements included herein for the assumptions used to calculate grant date fair value.
(3)
Amounts disclosed in this column reflect the number of shares underlying share option awards granted to our NEOs. The exercise price of all share option grants to NEOs is equal to the closing price of our shares on the date of the grant, and all share options granted in 2025 have a ten-year term. The options are subject to time-based vesting, with 25% of the total number of shares underlying the award vesting on the first anniversary of the date of grant and thereafter in equal monthly installments for 36 months, subject to the applicable NEO's continued service through each such vesting date.

Outstanding Equity Awards at Fiscal Year-End Table

The table below reflects outstanding equity awards held by our NEOs as of December 31, 2025.

			Option Awards				Share Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Seucurities Underlying Share Awards That Have Not Vested (#)	Market Value of Seucurities Underlying Share Awards That Have Not Vested ($)
Michael Davidson, M.D.	11/22/2022	(1)(2)	989,267		1.21	7/6/2031
	11/22/2022	(2)	1,881,265	559,273	10.00	11/22/2032
	1/1/2023	(2)	744,835	276,650	10.90	1/1/2033
	1/1/2024	(2)	498,311	541,628	11.17	1/1/2034
	1/6/2025	(2)(3)		670,467	25.85	1/6/2035	123,529	4,333,397
Ian Somaiya	11/1/2023	(2)	384,827	377,987	9.26	11/1/2033
	1/1/2024	(2)	38,333	41,667	11.17	1/1/2034
	1/2/2025	(2)(3)		220,000	25.96	1/2/2035	38,000	1,333,040
Louise Kooij	11/22/2022	(2)	41,483	98,532	10.00	11/22/2032
	1/1/2023	(2)	157,711	60,423	10.90	1/1/2033
	5/18/2023	(2)	36,466	13,534	11.90	5/18/2033
	1/1/2024	(2)	72,120	78,374	11.17	1/1/2034
	1/2/2025	(2)(3)		80,000	25.96	1/2/2035	15,000	526,200
John Kastelein, M.D., Ph.D. FESC	11/22/2022	(1)(2)	820,229		1.21	7/6/2031
	11/22/2022	(2)	749,065	222,661	10.00	11/22/2032
	1/1/2023	(2)	348,072	129,275	10.90	1/1/2033
	1/1/2024	(2)	239,587	260,413	11.17	1/1/2034
	1/2/2025	(2)(3)		200,000	25.96	1/2/2035	34,000	1,192,720
Douglas Kling	11/22/2022	(1)(2)	38,033		1.21	7/6/2031
	11/22/2022	(2)	220,944	151,885	10.00	11/22/2032
	1/1/2023	(2)	90,390	72,312	10.90	1/1/2033
	1/1/2023	(3)		5,996	10.90	1/1/2033
	1/1/2024	(2)	155,149	168,622	11.17	1/1/2034
	1/2/2025	(2)(3)		250,000	25.96	1/2/2035	44,000	1,543,520
(1)
The exercise price of the option is Euro 1.16392 and has been converted into USD in the table above at a rate of $1.750 per Euro, which was the exchange rate as of December 31, 2025 as published by European Central Bank.
(2)
One-fourth of the shares subject to the option vested on the one-year anniversary of the vesting start date, and the remaining vest in 36 substantially equal monthly installments thereafter.
(3)
All shares subject to the option vest on the fourth anniversary of the vesting start date.

Option Exercises and Stock Vested Table

The following table sets forth information concerning options exercised by our NEOs during the fiscal year ended December 31, 2025. No stock awards held by our NEOs vested in 2025 other than the Earnout RSUs received by certain of our NEOs.

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Michael Davidson	—	—	38,394	866,169
Ian Somaiya	61,883	827,723	—	—
Louise Kooij	463,073	9,576,082	8,269	186,549
John Kastelein, M.D., Ph.D. FESC	150,000	3,196,231	45,481	1,026,051
Douglas Kling	798,612	11,558,026	16,539	373,120
(1)
The amounts shown in this column represent the number of shares underlying the stock options exercised during 2025.
(2)
The amounts shown in this column reflect the value realized upon exercise of stock options, as calculated based on the price of our shares on the exercise date less the exercise price, multiplied by the number of shares underlying the stock options exercised.
(3)
The amounts shown in this column represent the number of RSUs vested during 2025.

(4)
The amounts shown in this column reflect the value realized upon vesting of RSUs, as calculated based on the closing price of our shares on the vesting date, multiplied by the number of RSUs vested.

Potential Payments Upon Termination or Change-in-Control

We have entered into employment agreements with each of our NEOs. These agreements set forth the initial terms and conditions of each executive’s employment with us, including base salary, target annual bonus opportunity, standard employee benefit plan participation, and for all NEOs, severance benefits upon a qualifying termination of employment or change-in-control of the Company.

Employment Agreement with Michael Davidson, M.D.

We entered into an employment agreement with Dr. Davidson, our Chief Executive Officer, on January 25, 2023 (the “Davidson Agreement”). Pursuant to the Davidson Agreement, in the event Dr. Davidson’s employment is terminated by the Company without Cause (as defined in the Davidson Agreement) or by him for Good Reason (as defined in the Davidson Agreement), we would be required, subject to customary conditions, to pay Dr. Davidson, in addition to certain Accrued Obligations (as defined in the Davidson Agreement), an amount equal to 12 months of his base salary, any bonus earned or payable and a pro-rated bonus for the calendar year in which the termination occurred, and premium reimbursement equal to the monthly employer contribution that the Company would have made to provide health coverage under the Consolidated Omnibus Budget Reconciliation Act for a maximum of 12 months (“COBRA Premium Reimbursement”). Dr. Davidson will receive only the Accrued Obligations and not be eligible for further compensation if his employment ends for reasons other than termination by the Company without Cause or termination by him for Good Reason.

In the event Dr. Davidson’s employment is terminated by the Company without Cause at the request of a third party within three months prior to a Change in Control (as defined in the Davidson Agreement) or in the event Dr. Davidson’s employment is terminated by the Company without Cause or by Dr. Davidson for Good Reason during the 12 months following such Change in Control, Dr. Davidson will be entitled to receive the severance payments and benefits described above, subject to the same customary conditions. In addition, all of Dr. Davidson’s time-based stock options and equity awards will accelerate, becoming fully exercisable and nonforfeitable as of the termination date and the exercise period for certain vested options will be extended.

Dr. Davidson is entitled to a base salary and annual performance bonus in cash targeted at 60% of his base salary in fiscal year 2026, at our discretion and subject to Dr. Davidson's continued employment through the payment date of such bonus. Dr. Davidson is eligible to participate in our equity incentive plans, including the Company’s LTIP, and other employee benefits and insurance programs generally made available to our full-time U.S.-based executives. Dr. Davidson is also party to a Confidentiality and Assignment of Inventions Agreement, which includes certain customary non-competition, non-solicitation, confidentiality and assignment of inventions obligations in favor of the Company.

Employment Agreement with Ian Somaiya

We entered into an employment agreement with Mr. Somaiya, our Chief Financial Officer, dated October 6, 2023 (the “Somaiya Agreement”). Pursuant to the Somaiya Agreement, in the event Mr. Somaiya’s employment is terminated by the Company without Cause (as defined in the Somaiya Agreement) or by Mr. Somaiya for Good Reason (as defined in the Somaiya Agreement), we would be required, subject to customary conditions, to pay Mr. Somaiya, in addition to certain Accrued Obligations (as defined in the Somaiya Agreement), an amount equal to 12 months of his base salary, any bonus earned or payable and a prorated bonus for the calendar year in which the termination occurred, and COBRA Premium Reimbursement. Mr. Somaiya will receive only the Accrued Obligations and not be eligible for further compensation if his employment ends for reasons other than termination by the Company without Cause or termination by him for Good Reason.

In the event Mr. Somaiya’s employment is terminated by the Company without Cause at the request of a third party within three months prior to a Change in Control (as defined in the Somaiya Agreement) or in the event Mr. Somaiya’s employment is terminated by the Company without Cause or by him for Good Reason during the 12 months following such Change in Control, Mr. Somaiya will be entitled to receive the severance payments and benefits described above, subject to the same customary conditions. In addition, all of Mr. Somaiya’s time-based stock options and equity awards will accelerate, becoming fully exercisable and nonforfeitable as of the termination date and the exercise period for certain vested options will be extended.

Mr. Somaiya is entitled to a base salary and annual performance bonus in cash targeted at 45% of his base salary in fiscal year 2026, at our discretion and subject to Mr. Somaiya's continued employment through the payment date of such bonus. Mr. Somaiya is eligible to participate in our equity incentive plans, including the Company’s LTIP, and other employee benefits and insurance programs generally made available to our full-time U.S.-based executives. Mr. Somaiya is also party to a Confidentiality and Assignment of Inventions Agreement, which includes certain customary non-competition, non-solicitation, confidentiality and assignment of inventions obligations in favor of the Company.

Employment Agreement with Louise Kooij

We entered into an employment agreement with Ms. Kooij, our Chief Accounting Officer, dated July 1, 2025 (the “Kooij Agreement”). Pursuant to the Kooij Agreement, in the event Ms. Kooij’s employment is terminated by the Company without Cause (as defined in the Kooij Agreement), we would be required to pay Ms. Kooij a termination fee equal to 12 months of her base salary, any short-term incentive (“STI”) earned or otherwise payable with respect to the calendar year ended prior to the termination of the Kooij Agreement and a prorated STI for the calendar year of the termination of the Kooij Agreement.

In the event Ms. Kooij’s employment is terminated by the Company without Cause at the request of a third party within three months prior to a Change in Control (as defined in the Kooij Agreement) or in the event Ms. Kooij’s employment is terminated by the Company without Cause or by Ms. Kooij for Good Reason during the 12 months following such Change in Control, Ms. Kooij will be entitled to receive the severance payments and benefits described above. In addition, all of Ms. Kooij’s time-based stock options and equity awards will accelerate, becoming fully exercisable and nonforfeitable as of the termination date and the exercise period for certain vested options will be extended.

Ms. Kooij is entitled to a base salary and annual performance bonus in cash targeted at 45% of her base salary in fiscal year 2026, at our discretion and subject to Ms. Kooij's continued employment through the payment date of such bonus. Ms. Kooij is eligible to participate in our equity incentive plans, including the Company’s LTIP, and other employee benefits generally made available to our full-time Netherlands-based executives. Ms. Kooij is also party to a Confidentiality and Assignment of Inventions Agreement, which includes certain customary non-competition, non-solicitation, confidentiality and assignment of inventions obligations in favor of the Company.

Employment Agreement with John Kastelein, M.D., Ph.D. FESC

We entered into an employment agreement with Dr. Kastelein, our Chief Scientific Officer, dated July 1, 2025 (the “Kastelein Agreement”). Pursuant to the Kastelein Agreement, in the event Dr. Kastelein’s employment is terminated by the Company without Cause (as defined in the Kastelein Agreement), we would be required to pay Dr. Kastelein a termination fee equal to 12 months of his base salary, STI earned or otherwise payable with respect to the calendar year ended prior to the termination of the Kastelein Agreement and a prorated STI for the calendar year of the termination of the Kastelein Agreement.

In the event Dr. Kastelein’s employment is terminated by the Company without Cause at the request of a third party within three months prior to a Change in Control (as defined in the Kastelein Agreement) or in the event Dr. Kastelein’s employment is terminated by the Company without Cause or by Dr. Kastelein for Good Reason during the 12 months following such Change in Control, Dr. Kastelein will be entitled to receive the severance payments and benefits described above. In addition, all of Dr. Kastelein’s time-based stock options and equity awards will accelerate, becoming fully exercisable and nonforfeitable as of the termination date and the exercise period for certain vested options will be extended.

Dr. Kastelein is entitled to a base salary and annual performance bonus in cash targeted at 45% of his base salary for fiscal year 2026, at our discretion and subject to Dr. Kastelein's continued employment through the payment date of such bonus. Dr. Kastelein is eligible to participate in our equity incentive plans, including the Company’s LTIP, and other employee benefits generally made available to our full-time Netherlands-based executives. Dr. Kastelein is also party to a Confidentiality and Assignment of Inventions Agreement, which includes certain customary non-competition, non-solicitation, confidentiality and assignment of inventions obligations in favor of the Company.

Employment Agreement with Douglas Kling

We entered into an employment agreement with Mr. Kling, our Chief Operating Officer, dated January 24, 2023 (the “Kling Agreement”). Pursuant to the Kling Agreement, in the event Mr. Kling’s employment is terminated by the Company without Cause (as defined in the Kling Agreement) or by him for Good Reason (as defined in the Kling Agreement), we would be required, subject to customary conditions, to pay Mr. Kling, in addition to certain Accrued Obligations (as defined in the Kling Agreement), an amount equal to 12 months of his base salary, any bonus earned or payable and a prorated bonus for the calendar year in which the termination occurred, and COBRA Premium Reimbursement. Mr. Kling will receive only the Accrued Obligations and not be eligible for further compensation if his employment ends for reasons other than termination by the Company without Cause or termination by him for Good Reason.

In the event Mr. Kling’s employment is terminated by the Company without Cause at the request of a third party within three months prior to a Change in Control (as defined in the Kling Agreement) or in the event Mr. Kling’s employment is terminated by the Company without Cause or by Mr. Kling for Good Reason during the 12 months following such Change in Control, Mr. Kling will be entitled to receive the severance payments and benefits described above, subject to the same customary conditions. In addition, all of Mr. Kling’s time-based stock options and equity awards will accelerate, becoming fully exercisable and nonforfeitable as of the termination date and the exercise period for certain vested options will be extended.

Mr. Kling is entitled to a base salary and annual performance bonus in cash targeted at 45% of his base salary for fiscal year 2026, at our discretion and subject to Mr. Kling's continued employment through the payment date of such bonus. Mr. Kling is eligible to participate in our equity incentive plans, including the Company’s LTIP, and other employee benefits and insurance programs generally made available to our full-time U.S.-based executives. Mr. Kling is also party to a Confidentiality and Assignment of Inventions Agreement, which includes certain customary non-competition, non-solicitation, confidentiality and assignment of inventions obligations in favor of the Company.

The table below provides the potential payments and benefits to which our NEOs would be entitled, assuming their employment was terminated as of December 31, 2025, including in connection with a change in control, based on the termination benefits in effect as of December 31, 2025.

Name		Compensation Component	Involuntary or Good Reason Termination without a Change-in-Control ($)	Involuntary or Good Reason Termination in Connection with a Change-in-Control ($)
Michael Davidson, M.D.	(1)	Cash Severance	646,152	646,152
		Long-term Incentives	—	44,188,097
		Benefits and Perquisites	26,606	26,606
		Total:	672,758	44,860,855
Ian Somaiya	(1)	Cash Severance	486,721	486,721
		Long-term Incentives	—	14,095,322
		Benefits and Perquisites	39,543	39,543
		Total:	526,265	14,621,587
Louise Kooij	(1)	Cash Severance	452,218	452,218
		Long-term Incentives	—	7,375,651
		Benefits and Perquisites	—	—
		Total:	452,218	7,827,869
John Kastelein, M.D., Ph.D. FESC	(1)	Cash Severance	537,868	537,868
		Long-term Incentives	—	45,598,317
		Benefits and Perquisites	—	—
		Total:	537,868	46,136,185
Douglas Kling	(1)	Cash Severance	519,968	519,968
		Long-term Incentives	—	13,558,035
		Benefits and Perquisites	39,543	39,543
		Total:	559,512	14,117,547
(1)
Under the employment agreements between us and Dr. Davidson, Mr. Somaiya, Ms. Kooij, Mr. Kastelein and Mr. Kling, respectively, if their employment is terminated by us without Cause or by them for Good Reason, we would be obligated to pay them a severance amount equal to 12 months of their base salary, any bonus earned or payable and a prorated bonus for the calendar year in which the termination occurred, and premium reimbursement equal to the monthly employer contribution that we would have made to provide health coverage under the Consolidated Omnibus Budget Reconciliation Act for a maximum of 12 months. If their employment is terminated by us without Cause or by them for Good Reason (if termination is requested by a third party) within three months prior to a Change-in-Control or during the 12 months following such Change-in-Control, they will be entitled to receive the severance payments and benefits described above. In addition, all of their time-based stock options and equity awards will accelerate, becoming fully exercisable and nonforfeitable as of the termination date and the exercise period for certain vested options will be extended.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of Dr. Davidson, our Chief Executive Officer. As permitted by Item 402(u) of Regulation S-K, we may identify the median employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in pay ratio disclosure. The pay ratio included in this section is calculated in a manner consistent with Item 402(u) of Regulation S-K.

•
For 2025, the median of the annual total compensation of all employees (other than Dr. Davidson) was determined to be $704,848.
•
For 2025, the annual total compensation of Dr. Davidson, as reported in the Summary Compensation Table, was $13,641,854.

Based on this information, the ratio of the median of the annual total compensation of all employees (other than Dr. Davidson) to the annual total compensation of Dr. Davidson was 1 to 19.35.

To identify the median of the annual total compensation of all of our employees (other than Dr. Davidson), as well as to determine the annual total compensation of our median employee, we took the following steps:

1.
We determined that, as of December 31, 2025, our employee population, excluding Dr. Davidson, consisted of approximately 99 individuals. This population consisted of our full-time and part-time employees and, as permitted by SEC rules, excluded independent contractors or similar non-employee workers during 2025. We did not exclude any non-US employees from these calculations.
2.
To identify the “median employee” from our employee population, we compared the sum of each employee’s wages, aggregate fair value of equity awards, and target cash bonus for 2025. In doing so, we annualized the salary and target cash bonus of all permanent employees who were hired in 2025 but did not work for us the entire fiscal year. The grant date fair value of option and restricted share unit awards granted during 2025 was calculated using the Black-Scholes valuation model pursuant to the assumptions described in Note 10, “Share-Based Compensation” of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We did not make any cost-of-living adjustments in identifying the median employee.
3.
After identifying the median employee, we calculated annual total compensation for the employee using the same methodology we use for our NEOs, as set forth in the Summary Compensation Table. This process resulted in a median employee with annual total compensation of $704,848 for 2025.

The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratios reported by other companies may not be comparable to our pay ratio, reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Equity Incentive Plans

LTIP

We have established our LTIP, under which we may grant options, restricted shares, restricted share units, share appreciation rights and other equity and equity-based awards. As of December 31, 2025, the total number of Ordinary Shares underlying awards granted under the LTIP (other than awards granted as Earnout RSUs in accordance with the Business Combination Agreements or as replacement awards in connection with a merger or business combination) will not exceed 23,158,577; provided that the number of Ordinary Shares reserved for grant under the LTIP will increase annually on January 1 of each calendar year by 5% of the then-issued and outstanding Ordinary Shares or such lower number as may be determined by the Board of Directors.

The LTIP is administered by the Board of Directors and the Compensation Committee. The Board of Directors has delegated authority to grant awards under the LTIP to the Compensation Committee for awards to eligible participants not then serving on the Compensation Committee. The Board of Directors has also delegated the authority to grant awards under the LTIP to non-executive officers to Dr. Davidson who will determine when to grant equity awards and the terms of such awards. We may grant awards under the LTIP to our directors, employees, consultants or other advisors. The Board of Directors or the Compensation Committee may condition awards under the LTIP upon the achievement or satisfaction of performance criteria and/or continued service with the Company and determines the vesting conditions for awards under the LTIP. The LTIP includes provisions for good leavers and bad leavers as well as for change-in-control.

Rollover Option Plan

We also established a rollover option plan (the “Rollover Plan”) in connection with the closing of the Business Combination, under which we assumed the outstanding options of certain optionholders of NewAmsterdam Pharma Holding B.V. who held their options through entities in exchange for a grant of options to acquire Ordinary Shares. The total number of Ordinary Shares underlying the options covered by the Rollover Plan is 1,736,545. Any Ordinary Shares underlying options granted under the Rollover Plan that are forfeited, canceled or otherwise terminated will become available for issuance under the LTIP.

The Rollover Plan is administered by the Board of Directors and the Compensation Committee. The Rollover Plan includes provisions applicable in the event of a change-in-control.

Supplementary LTIP

We have also established our supplementary long-term incentive plan (the “Supplementary LTIP”), under which we may grant options, restricted shares, restricted share units, share appreciation rights and other equity and equity-based awards to our employees and consultants (but not our directors). The total number of Ordinary Shares underlying awards that may be granted under the Supplementary LTIP (other than awards granted as replacement awards in connection with a merger or business combination) will not exceed 1,040,233.

The Supplementary LTIP is administered by the Board of Directors and the Compensation Committee. The Board of Directors has delegated authority to grant awards under the Supplementary LTIP to the Compensation Committee for awards to anyone not then serving on the Compensation Committee. The Board of Directors has also delegated the authority to grant awards under the Supplementary LTIP to non-executive officers to Dr. Davidson, who will determine when to grant equity awards and the terms of such awards. The awards issued under the Supplementary LTIP will have terms substantially similar to those issued under the LTIP. The Supplementary LTIP includes provisions applicable in the event of a change-in-control.

Inducement Plan

We have also established our inducement plan (the “Inducement Plan”), under which we may grant options, restricted shares, restricted share units, share appreciation rights and other equity-based awards to our newly-hired (or newly-hired, after a bona fide period of non-employment) employees (but not directors) who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4). The total number of Ordinary Shares underlying awards that may be granted under the Inducement Plan will not exceed 2,500,000.

The Inducement Plan is administered exclusively by the Compensation Committee. The Inducement Plan includes provisions applicable in the event of a change-in-control.

Limitation of Liability and Indemnification

Under Dutch law, our directors may be held liable for damages in the event of improper or negligent performance of their duties. They may be held liable for damages to the Company and to third parties for infringement of the Articles of Association or of certain provisions of Dutch law. In certain circumstances, they may also incur other specific civil, administrative and criminal liabilities. Subject to certain exceptions, the Articles of Association provide for indemnification of our current and former directors and other current and former officers and employees as designated by the Board of Directors. No indemnification under the Articles of Association will be given to an indemnified person:

•
if a competent court or arbitral tribunal has established, without having (or no longer having) the possibility for appeal, that the acts or omissions of such indemnified person that led to the financial losses, damages, expenses, suit, claim, action or legal proceedings as described above are of an unlawful nature (including acts or omissions which are considered to constitute malice, gross negligence, intentional recklessness and/or serious culpability attributable to such indemnified person);

•
to the extent that his or her financial losses, damages and expenses are covered under insurance and the relevant insurer has settled, or has provided reimbursement for, these financial losses, damages and expenses (or has irrevocably undertaken to do so);

•
in relation to proceedings brought by such indemnified person against us, except for proceedings brought to enforce indemnification to which he or she is entitled pursuant to the Articles of Association, pursuant to an agreement between such indemnified person and us, which has been approved by us or pursuant to insurance taken out by us for the benefit of such indemnified person; and for any financial losses, damages or expenses incurred in connection with a settlement of any proceedings effected without our prior consent.

Under the Articles of Association, the Board of Directors may stipulate additional terms, conditions and restrictions in relation to the indemnification described above.

We have also entered into indemnification agreements with each of our directors and executive officers providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by Dutch law and subject to the exceptions provided in such agreements.

Compensation Risk Assessment

Our Compensation Committee recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize personal compensation. To minimize such risk, our Compensation Committee reviews the overall structure and components of our compensation program and, with respect to our executive officers, the levels of compensation under such program. Our Compensation Committee has reviewed our compensation program and believes that it does not encourage inappropriate actions or risk taking and is not reasonably likely to have a material adverse effect on our business. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage our executive officers to assume excessive risks. We believe that our compensation philosophy, programs, current business process and planning cycle (including annual benchmarking and input from our independent compensation consultant) foster the behaviors and controls that would mitigate the potential for adverse risk, including the following:

•
base salaries that are consistent with our executive officers’ responsibilities and market data and that are established to ensure that our executive officers would not be motivated to take excessive risks to achieve a reasonable level of financial security;
•
corporate objectives for our annual bonus program for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;
•
the mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance our short-term and long-term best interests; and
•
stock option and RSU awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding the relationship between Company performance and the “compensation actually paid” to our principal executive officer (“PEO”) and other NEOs (the “Non-PEO NEOs”) for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

					Value of Initial Fixed $100 Investment based on: (3)
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)
2025	13,641,854	30,500,720	4,295,720	9,344,128	321.83	135.46	(203)
2024	6,469,297	49,549,373	2,588,362	13,170,066	235.78	104.00	(242)
2023	5,805,558	4,717,541	3,265,820	3,318,816	102.48	104.59	(177)

1. Michael Davidson, M.D. was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
Ian Somaiya	Ian Somaiya	Ian Somaiya
John Kastelein, M.D., Ph.D. FESC	John Kastelein, M.D., Ph.D. FESC	John Kastelein, M.D., Ph.D. FESC
	Juliette Audet	Douglas Kling
	Douglas Kling	Louise Kooij

2. Calculated in accordance with Item 402(v) of Regulation S-K and does not reflect compensation realized by the Company’s NEOs in either of the years presented. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs from the Summary Compensation Table as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	13,641,854	(12,502,712)	29,361,578	30,500,720
2024	6,469,297	(5,347,060)	48,427,136	49,549,373
2023	5,805,558	(4,923,558)	3,835,541	4,717,541

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	4,295,720	(3,529,719)	8,578,126	9,344,128
2024	2,588,362	(1,812,416)	12,394,121	13,170,066
2023	3,265,820	(2,861,653)	2,914,648	3,318,816

Amounts in the columns entitled “Exclusion of Stock Awards for PEO” and “Average Exclusion of Stock Awards for Non-PEO NEOs” are the totals from the “Option Awards” column of the Summary Compensation Table. Amounts in the columns entitled “Inclusion of Equity Values for PEO” and “Average Inclusion of Equity Values for Non-PEO NEOs” in the tables above were calculated as follows:

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted During Year for PEO ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted and Vested During Year for PEO ($)	Fair Value from Prior Year-End to Vesting Date of Unvested Equity Awards Granted in Prior Year that Vested During Year for PEO ($)	Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected for PEO ($)	Total Equity Award Adjustments for PEO ($)
2025	17,685,429	11,683,445	898,804	(906,099)	—	—	29,361,578
2024	18,036,059	22,714,096	—	7,676,981	—	—	48,427,136
2023	4,060,090	(403,427)	—	178,878	—	—	3,835,541

Year	Average Year-End Fair Value of Outstanding and Unvested Equity Awards Granted During Year for Non-PEO NEOs ($)	Average Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted and Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Prior Year-End to Vesting Date of Unvested Equity Awards Granted in Prior Year that Vested During Year for Non-PEO NEOs ($)	Average Year-End Fair Value of Equity Awards that Failed to Meet Vesting Conditions During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected for Non-PEO NEOs ($)	Total Average Equity Award Adjustments for Non-PEO NEOs ($)
2025	4,472,809	3,953,433	411,366	(259,482)	—	—	8,578,126
2024	4,683,173	6,005,580	—	1,705,368	—	—	12,394,121
2023	3,005,046	(88,047)	—	(2,351)	—	—	2,914,648

3. The Peer Group Total Shareholder Return (“TSR”) set forth in this table utilizes the Nasdaq Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2022, through the end of the listed year in the Company and in the Nasdaq Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the last three years for the Company and the Nasdaq Biotechnology Index, our selected peer group.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid
Value of $100 invested
60
50
40
30
20
10
0
350
300
250
200
150
100
50
0
49.5
235.78
321.83
30.5
102.48
104.00
135.46
104.59
13
9
4.7
3
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
NAMS Value of $100 invested on 12/31/22
NASDAQ Biotechonology Index Value of $100 invested on 12/31/22

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the last three years.

DIRECTOR COMPENSATION

The Board of Directors and the Compensation Committee determine the compensation of individual directors in accordance with our compensation policy to the extent applicable. All non-employee directors are paid an annual retainer of $43,000. Non-employee directors may receive further compensation ranging from $5,000 to $20,000 for serving as chair or member of committees (i.e., Audit Committee or Compensation Committee) or as chairperson of the Board of Directors. We have also granted, and expect to continue granting, our non-employee directors who are not affiliated with our significant shareholders, share options and RSU awards as compensation for their service on the Board of Directors.

Director Service Agreement

We entered into services agreements with all of our directors which regulate their services as our directors. These services agreements, except for James N. Topper’s services agreement, contain non-competition and non-solicitation arrangements, as well as a requirement to assign and transfer to us any intellectual and industrial property rights originating from the director’s services as a director or inventor for us. These services agreements also provide that compensation, if any, for service on the Board of Directors shall be determined by the Board, subject to applicable law and the Company's compensation policy, as amended from time time.

Director Indemnification Agreements

Our Articles of Association require us to indemnify our current and former directors to the fullest extent permitted by law, subject to certain exceptions. We have also entered into indemnification agreements with all of our directors providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as directors or officers to the maximum extent permitted by law.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on the Board of Directors by our non-employee directors during the year ended December 31, 2025. In addition, we reimburse members of the Board of Directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Non-Employee Directors
William H. Lewis, J.D., M.B.A.	90,500	179,916	423,505	—	693,921
Mark C. McKenna	60,500	179,916	423,505	—	663,921
Nicholas Downing, M.D. (2)	40,000	—	—	—	40,000
Adele Gulfo (2)	32,250	174,412	413,357	—	620,019
Wouter Joustra	43,000	—	—	—	43,000
Louis Lange, M.D., Ph.D.	70,500	179,916	423,505	—	673,921
John W. Smither	73,000	179,916	423,505	—	676,421
James N. Topper, M.D., Ph.D.	43,000	—	—	—	43,000
Janneke van der Kamp	48,000	179,916	423,505	—	651,421

(1) The amounts reported in these columns reflect the aggregate grant date fair value of the stock and option awards granted to our directors as computed in accordance with ASC 718. See Note 8 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a discussion of assumptions made by us in determining the aggregate grant date fair value of our stock awards and option awards. Note that the amounts reported in these columns do not reflect the actual economic value that may be realized by the directors.

(2) Adele Gulfo joined the Board of Directors effective April 17, 2025. Nicholas Downing, M.D. resigned as members of the Board of Directors effective November 5, 2025.

The following table provides information regarding the aggregate number of shares underlying option awards granted to our non-employee directors that were outstanding as of December 31, 2025:

Name	Option Awards (#)
William H. Lewis, J.D., M.B.A.	132,500
Mark C. McKenna	105,000
Adele Gulfo	50,700
Louis Lange, M.D., Ph.D.	270,269
John W. Smither	61,100
Janneke van der Kamp	60,500

CORPORATE GOVERNANCE

This section provides further information regarding the Board of Directors and the independence of our directors and describes key corporate governance practices that we have adopted.

Board Structure

We are a Dutch public limited liability company (naamloze vennootschap) with a single-tier board currently consisting of one executive director and nine non-executive directors, with one non-executive director vacancy. Dr. Topper and Dr. Downing (who resigned from our Board of Directors effective November 5, 2025) were initially designated to serve on the Board of Directors by FLAC and Dr. Davidson, Dr. Kastelein and Dr. Lange were initially designated by NewAmsterdam Pharma pursuant to the terms of the Business Combination Agreement, dated as of July 25, 2022 (the “Business Combination Agreement,” and the transactions contemplated by the Business Combination Agreement, the “Business Combination”). Our directors do not have a retirement age requirement under the articles of association. Mr. Lewis and Mr. McKenna serve as the Chair and Vice Chair, respectively, of the Board of Directors. The Chair and in his absence, the Vice Chair, is responsible for ensuring there is sufficient contact between the Board of Directors and the executive director, that the Board of Directors has sufficient access to information and sufficient time to deliberate and make decisions, monitoring director performance and otherwise administering the Board of Directors process. There are no family relationships among any of our directors.

Our directors will be (re-)appointed by our shareholders upon a binding nomination by the Board of Directors. The shareholders may overrule a binding nomination by a resolution adopted by a majority of at least two thirds of the votes cast, provided such majority represents more than half of the issued share capital. If our shareholders overrule a binding nomination, the Board of Directors will make a new nomination.

The Dutch Corporate Governance Code provides the following best practice recommendations on the terms for tenure of our directors:

•
executive directors should be appointed for a maximum period of four years, without limiting the number of consecutive terms they may serve; and
•
non-executive directors should be appointed for two consecutive periods of no more than four years. Thereafter, non-executive directors may be reappointed for a maximum of two consecutive periods of no more than two years, provided that the reasons for any reappointment after an eight-year term of office should be disclosed in our statutory annual report.

Our shareholders may at any time seek to suspend or dismiss a director at a general meeting of our shareholders. If a proposal to suspend or dismiss a director is properly brought before a general meeting of our shareholders, shareholders may only adopt a resolution to suspend or dismiss a director by a majority of at least two thirds of the votes cast, provided such majority represents more than half of the issued share capital, unless the resolution is adopted at the proposal of the Board of Directors, in which latter case the resolution may be adopted by a simple majority of the votes cast.

Independence of the Board of Directors

The Nomination and Corporate Governance Committee and Board of Directors have undertaken a review of the independence of our directors and considered whether any director has a relationship that, in the opinion of such committee or the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Board of Directors. Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our directors, other than Dr. Davidson and Dr. Kastelein, are “independent directors,” as such term is defined in Nasdaq Rule 5605(a)(2). In making these determinations, the Board of Directors considered the current and prior relationships that each director has with the Company and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director and, to the extent applicable, any affiliation the director has with any known beneficial holder of more than 5% of our outstanding Ordinary Shares.

Director Attendance at Board and Shareholder Meetings

The Board of Directors met six times during 2025, either in person, by teleconference or videoconference. No directors attended fewer than 75% of the aggregate meetings of the Board of Directors and the committees of the Board of Directors on which they served during 2025 (in each case, which were held during the period during which they were a director and/or a member of the applicable committee).

The then-current directors that attended our 2025 annual general meeting of shareholders either in person or by teleconference include William H. Lewis, Michael Davidson, M.D., Wouter Joustra, Louis Lange, M.D., Ph.D., John W. Smither and James N. Topper, M.D., Ph.D.

Board of Directors Committees

The Board of Directors has established three standing committees: an audit committee, a compensation committee and a nomination and corporate governance committee. Each committee operates under a charter that has been approved by the Board of Directors. Current copies of each committee’s charter are posted on the “Corporate Governance Overview” section of our website,

https://ir.newamsterdampharma.com/corporate-governance/governance-overview. Our website and its contents are not incorporated into this proxy statement.

The current members of the committees are as follows:

	Audit	Compensation	Nomination and Corporate Governance
Adele Gulfo		X
Louis Lange, M.D., Ph.D.	X		X
William H. Lewis		X	X*
Mark McKenna	X	X*
John W. Smither	X*
Janneke van der Kamp			X

*Committee Chairperson

Audit Committee

The Audit Committee currently consists of Louis Lange, M.D., Ph.D., Mark McKenna and John W. Smither. Mr. Smither serves as chairperson of the Audit Committee. During calendar year 2025 and until April 16, 2026, the Audit Committee consisted of William H. Lewis and Messrs. McKenna and Smither, with Mr. Smither serving as chairperson. The Audit Committee assists the Board of Directors in, among other things:

•
overseeing the Company’s accounting, financial reporting and internal controls processes;
•
overseeing the Company’s compliance with legal and regulatory requirement, including related to cybersecurity and compliance with the code of business conduct and ethics;
•
overseeing the selection, qualifications, independence, and performance of the Company’s independent registered public accounting firm; and
•
pre-approving of all permitted non-audit services to be performed by the independent registered public accounting firm.

The Audit Committee has the authority to retain independent counsel and advisors to assist in carrying out its responsibilities.

Each current member of the Audit Committee and Mr. Lewis is an “independent director,” as such term is defined in Nasdaq Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the current and former Audit Committee members is able to read and understand fundamental financial statements and that at least one member of the Audit Committee has past employment experience in finance or accounting. The Board of Directors has determined that each of Dr. Lange and Messrs. McKenna and Smither qualifies as an “audit committee financial expert,” as such term is defined in the rules of the SEC.

The Audit Committee held four meetings during 2025.

Compensation Committee

The Compensation Committee currently consists of Adele Gulfo, William H. Lewis and Mark McKenna. Mr. McKenna serves as chairperson of the Compensation Committee. During calendar year 2025 and until April 16, 2026, the Compensation Committee consisted of Louis Lange, M.D., Ph.D. and Messrs. Lewis and McKenna, with Dr. Lange serving as chairperson. The Compensation Committee assists the Board of Directors in, among other things:

•
reviewing compensation for our directors and executive officers and submitting proposals to the Board of Directors concerning director and executive officer compensation;
•
overseeing the annual review of executive officers;
•
administering the Company’s incentive plans;
•
reviewing and assessing risks related to the Company’s compensation practices; and
•
reviewing and discussing compensation related disclosure and the preparation of the Compensation Committee’s report.

The Compensation Committee has the authority to retain independent counsel and other advisors, including compensation consultants, to assist in carrying out its responsibilities.

Each current member of the Compensation Committee and Dr. Lange is an “independent director,” as such term is defined in Nasdaq Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act.

The Compensation Committee held three meetings during 2025.

Nomination and Corporate Governance Committee

The Nomination and Corporate Governance Committee consists of Louis Lange, M.D., Ph.D., William H. Lewis and Janneke van der Kamp, and Mr. Lewis serves as chairperson of the Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee assists the Board of Directors in, among other things:

•
identifying individuals qualified to become our directors consistent with criteria we established;
•
recommending candidates for election to the Board of Directors to fill vacancies;
•
reviewing the number, type, functions, structure, and independence of committees and recommending members of the Board of Directors for committees;
•
developing, updating, as necessary, tracking Board of Directors skill sets and otherwise evaluating the directors;
•
reviewing succession planning for the Board of Directors, Chief Executive Officer, and senior management;
•
developing our code of business conduct and ethics; and
•
reviewing and considering shareholder feedback, and recommending adjustments to policies and practices related to shareholder engagement to the Board of Directors for review and approval.

The Nomination and Corporate Governance Committee has the authority to retain independent counsel and other advisors to assist in carrying out its responsibilities. The Nomination and Corporate Governance Committee also assists the Board of Directors in regularly reviewing the size and composition of the Board of Directors and the independence of directors and director nominees.

Each member of the Nomination and Corporate Governance Committee is an “independent director,” as such term is defined in Nasdaq Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act.

The Nomination and Corporate Governance Committee held three meetings during 2025.

Director Nomination Process

The Board of Directors may consist of one or more executive directors and up to ten non-executive directors. The Board of Directors currently consists of one executive director and nine non-executive directors. Two of our initial non-executive directors, Dr. Topper and Dr. Downing (who resigned as a member of our board of directors effective November 5, 2025), were initially designated by FLAC and our other initial directors, Drs. Davidson, Kastelein and Lange, were initially designated by NewAmsterdam Pharma pursuant to the terms of the Business Combination Agreement.

The Nomination and Corporate Governance Committee is responsible for recruiting and considering director candidates and presents qualified candidates to the full Board of Directors for consideration in accordance with the Board of Directors’ profile, the Board Rules and the Nomination and Corporate Governance Committee’s charter, each of which is available on our website. Our website and its contents are not incorporated into this proxy statement. Director candidates are evaluated using certain established criteria, including a nominee’s general business and industry experience, finance and management experience, other operational experience, ability to act on behalf of shareholders, independence or conflicts of interest and the other general criteria set forth in the Board of Directors’ profile and any other specific additional criteria relevant in evaluating Board of Directors nominees.

We have adopted a Diversity Policy to emphasize our commitment to seeking to attain diversity and balance among directors taking into account a multitude of facets, such as identity, background, education, thought and experience. As a result, under our policies any search firm retained to assist the Nomination and Corporate Governance Committee in seeking candidates for the Board of Directors will be instructed to seek to include diverse candidates taking into account a multitude of facets. We believe that a Board of Directors comprised of directors with diverse skills and experiences relevant to our industry and operations will result in efficient and competent oversight of our various core competencies.

Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The Nomination and Corporate Governance Committee does not have a formal policy with respect to director candidates recommended by shareholders but may consider candidates it deems qualified from any source. The Board of Directors believes retaining the flexibility to consider a director candidate or ignore a director candidate if it determines doing so is in the best interest of the Company. If the Nomination and Corporate Governance Committee approves a candidate for further review they will establish an interview process for the candidate. The Nomination and Corporate Governance Committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty, ability to apply sound and independent business judgment, awareness of a director’s vital part in our good corporate citizenship and image, time available for meetings and consultation on our matters and willingness to assume broad, fiduciary responsibility.

Each of the individuals nominated for reappointment to the Board of Directors were approved for such nomination by the Nomination and Corporate Governance Committee.

Risk Management and Oversight

One of the Board of Directors’ key functions is overseeing the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, the Board of Directors, with the support of management, is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee has the responsibility to consider and discuss cybersecurity risks and our major financial risk exposures. Our Nomination and Corporate Governance Committee monitors the effectiveness of our executive officers and directors and overseeing the risks related to hiring and retention. Our Compensation Committee assesses and monitors risks arising from any of our compensation policies.

Shareholder Dialogue with the Company

The Board of Directors recognizes the importance and value of robust dialogue with shareholders and has adopted an Investor Dialogue Policy to guide interactions between Company representative and shareholders. The Board of Directors strives to keep the Company’s shareholders updated throughout the year through regular press releases and SEC filings. Investors can send communications to the Board of Directors by delivering their communication in writing to our principal executive offices. If the communication relates to our financial statements, accounting practices or internal controls, the information will be shared with the chairperson of the Audit Committee. If the matter relates to our governance practices, business ethics or corporate conduct, the information will be shared with the chairperson of the Nomination and Corporate Governance Committee. If a shareholder wishes to address a communication to an individual director, it should be submitted in writing addressed to such individual director in care of the principal accounting officer at our principal executive offices. The Board of Directors has also adopted a Stakeholder Dialogue Policy outlining the principles for the Company’s interactions with investors, employees, creditors, business partners, community members and other interested parties. The Company is committed to engaging with these stakeholders from time to time and may respond to stakeholder initiated dialogue when the Board of Directors determines doing so would be in the Company’s best interests. In engaging with shareholders and other stakeholders the Company will be represented by at least one director, or in appropriate circumstances, a member of management.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which outlines the principles of legal and ethical business conduct under which we will do business. The code of business conduct and ethics includes a provision that provides for a process by which employees and directors can report potential irregularities. The code of business conduct and ethics also provides protection from retaliation or discrimination by the Company against whistleblowers due to reporting issues relating to compliance with applicable laws and regulations. This code applies to all of our employees, officers and directors. Our code of business conduct and ethics is available on our website at https://ir.newamsterdampharma.com/corporate-governance/governance-overview. Our website and its contents are not incorporated into this proxy statement.

Insider Trading Policies and Procedures

We have an insider trading policy and procedures governing the purchase, sale and/or other dispositions of our securities that applies to all directors, officers, employees and certain other persons. It is also our policy to take appropriate steps to comply with applicable federal and state securities laws and regulations, as well as applicable stock exchange listing standards, when we engage in transactions in our securities. We believe that our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Corporate Governance Documents

Please visit our corporate governance overview website at https://ir.newamsterdampharma.com/corporate-governance/governance-overview for additional information on our corporate governance, including:

•
the charters approved by the Board of Directors for the Audit Committee, Compensation Committee and Nomination and Corporate Governance Committee;
•
Profile of the Board of Directors, the Board Rules and Retirement Schedule;
•
Investor Dialogue Policy and Stakeholder Dialogue Policy; and
•
our code of business conduct and ethics.

In the event of any amendment to, or waiver from, a provision of our code of business conduct and ethics, we will promptly post on our website relevant information regarding the amendment or waiver, including the date and the nature of the event. Our website and its contents are not incorporated into this proxy statement.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Louis Lange, M.D., Ph.D., William H. Lewis and Mark C. McKenna. All members of the Compensation Committee are independent directors, and none of our executive officers or former executive officers served on the compensation committee or on the board of any company that employed any member of the Compensation Committee or the Board of Directors during the year ended December 31, 2024.

Report of the Audit Committee

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 that was filed with the SEC on February 18, 2026.

AUDIT COMMITTEE

John W. Smither (chairperson)

Mark McKenna

William H. Lewis1

This report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

1Mr. Lewis served as a member of our Audit Committee until April 16, 2026.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Our LTIP and Rollover Plan are our only equity compensation plans approved by our shareholders. The Supplementary LTIP and the Inducement Plan were approved by the Board of Directors but were not approved by our shareholders. The following table sets forth certain information as of December 31, 2025 with respect to our LTIP, Rollover Plan, Supplementary LTIP and Inducement Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (A) (1)	Weighted-Average Exercise Price of Outstanding Options and Rights (B)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by shareholders:	19,158,323	$13.02	1,122,893
LTIP (3)	18,338,094	$13.56	1,122,893
Rollover Plan	820,229	$1.3676 (5)	-
Equity compensation plans not approved by shareholders:	2,195,328	18.75	1,030,910
Supplementary LTIP (4)	758,329	$14.35	51,219
Inducement Plan	1,436,999	$21.12	979,691
Total:	21,353,651	$13.62	2,153,803
(1)
Represents shares of Common Stock issuable upon the exercise of outstanding stock options and vesting of outstanding RSUs.
(2)
Does not include outstanding RSUs, which do not require the payment of any exercise price upon their vesting.
(3)
The number of Ordinary Shares reserved for grant under the LTIP will increase annually on January 1 of each calendar year by 5% of the then issued and outstanding Ordinary Shares or such lower number as may be determined by the Board of Directors.
(4)
See the section titled “Executive Compensation—Equity Incentive Plans” and Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a brief description of the terms of the Supplementary LTIP.
(5)
The exercise price of the options included in the Rollover Plan is Euro 1.16392 and has been converted into USD in the table above at a rate of $1.1750 per Euro, which was the exchange rate as of December 31, 2025 as published by European Central Bank.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

We adopted a related party transaction policy that requires the review and, if applicable, approval or ratification of any related party transaction by the Board of Directors, the Audit Committee or another designated committee consisting solely of independent directors. Our Audit Committee will review this related party transaction policy periodically and will recommend changes to the Board of Directors as appropriate.

In addition, under Dutch law and the Articles of Association, our directors may not take part in any discussion or decision-making that involves a subject or transaction in relation to which he or she has a direct or indirect personal conflict of interest with us. Such a conflict of interest would generally arise if the director concerned is unable to serve our interests and the business connected with us with the required level of integrity and objectivity due to the existence of the conflicting personal interest. The Articles of Association provide that if as a result of conflicts of interests no resolution of the Board of Directors can be adopted, the resolution may nonetheless be adopted by the Board of Directors as if none of our directors had a conflict of interest. In that latter case, each of our director is entitled to participate in the discussion and decision-making process and to cast a vote.

A related party transaction is generally any transaction in which the Company or its subsidiaries is or will be a participant, in which the amount involved exceeds $120,000, and a director (or nominee), executive officer, immediate family member, or any beneficial owner of more than 5% of our Ordinary Shares, has or will have a direct or indirect material interest.

Certain Related Party Transactions

Investor Rights Agreement

In connection with the closing of the Business Combination, we entered into the Investor Rights Agreement, dated November 22, 2022 (the “Investor Rights Agreement”), with the Sponsor and the former FLAC directors (the “FLAC Initial Shareholders”), and certain NewAmsterdam Pharma shareholders agreed not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Ordinary Shares such persons received in connection with the Business Combination for six months from the date the Domestication became effective (the “Final Closing Date”), subject to certain limited exceptions. In addition, the FLAC Initial Shareholders agreed not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Ordinary Shares they received in connection with the Business Combination for a period beginning on the Final Closing Date and ending one year after the Final Closing Date. Notwithstanding the foregoing, the restrictions above ended with respect to the Ordinary Shares held by the NewAmsterdam Pharma shareholders and 50% of the Ordinary Shares held by the FLAC Initial Shareholders, as the case may be, received in connection with the Business Combination, on May 22, 2023 according to the terms of the Investor Rights Agreement. The restrictions on the remaining 50% of the Ordinary Shares of the FLAC Initial Shareholders received in connection with the Business Combination ended on November 23, 2023, one year after the Final Closing Date. An aggregate of 44,914,642 Ordinary Shares held by former NewAmsterdam Pharma shareholders (including Saga Investments Coöperatief U.A. and Mitsubishi Tanabe Pharma Corporation) had registration rights pursuant to the terms of the Investor Rights Agreement.

In June 2023, certain of our selling securityholders (the “Selling Securityholders”) exercised their right pursuant to the Investor Rights Agreement to demand an underwritten shelf takedown of Ordinary Shares. On June 6, 2023, the Company and certain of the Selling Securityholders, including affiliates of Forbion, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies LLC and SVB Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement related to an underwritten public offering of 13,857,415 Ordinary Shares by those certain Selling Securityholders at a public offering price of $11.50 per Ordinary Share (the “Secondary Offering”). In connection with the Secondary Offering, certain of the participating Selling Securityholders granted the Underwriters a 30-day option to purchase an additional 2,078,612 Ordinary Shares at the public offering price, less underwriting discounts and commissions, which option was partially exercised for 1,930,280 additional Ordinary Shares in connection with the closing of the Secondary Offering. The Company did not sell any Ordinary Shares in the Secondary Offering and did not receive any proceeds from the Secondary Offering.

Indemnification Agreements

The Articles of Association provide for certain indemnification rights for our current and former directors and other current and former officers and employees as designated by the Board of Directors (the “Indemnified Persons”). Specifically, we indemnify the Indemnified Persons against any financial losses or damages and any expense reasonably paid or incurred in connection with any threatened, pending or completed suit, to the extent these relate to such Indemnified Persons’ current or former position with the Company as permitted by applicable law.

We have also entered into indemnification agreements with each of our directors and executive officers providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by Dutch law and subject to the exceptions provided in such agreements.

Employment Agreements

See the section titled “Executive Compensation—Employment Agreements and Change of Control Agreements” above for a further discussion of these arrangements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the actual beneficial ownership of Ordinary Shares as of April 15, 2026, by:

•
each person, or group of affiliated persons, known by the Company to beneficially own more than 5% of outstanding Ordinary Shares;
•
each of our named executive officers or directors; and
•
all of our executive officers and directors, as a group.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement, or (iv) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Ordinary Shares subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Each person named in the table has sole voting and investment power with respect to all of the Ordinary Shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.

The beneficial ownership of Ordinary Shares is based on 116,903,619 Ordinary Shares issued and outstanding as of April 15, 2026. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. To our knowledge, no Ordinary Shares beneficially owned by any executive officer, director or director nominee have been pledged as security. None of our shareholders has different voting rights from other shareholders. Unless otherwise indicated, the address for each beneficial owner is c/o NewAmsterdam Pharma Company N.V., Gooimeer 2-35, 1411 DC Naarden, The Netherlands.

Beneficial Owner	Number of Ordinary Shares	Percentage of All Ordinary Shares
Named Executive Officers and Directors
Michael Davidson, M.D.(1)	5,103,333	4.21%
Ian Somaiya(2)	504,535	*
Louise Kooij(3)	291,223	*
John Kastelein, M.D., Ph.D, FESC(4)	2,225,819	1.87%
Douglas Kling(5)	347,539	*
William H. Lewis, J.D., M.B.A.(6)	78,097	*
Mark C. McKenna(7)	61,976	*
Adele Gulfo(8)	21,929	*
Wouter Joustra(9)	—	—
Louis Lange, M.D., Ph.D.(10)	231,261	*
John W. Smither(11)	39,624	*
James N. Topper, M.D., Ph.D.(12)	7,329,857	6.24%
Janneke van der Kamp(13)	37,972	*
All executive officers and directors as a group (12 persons)(14)	15,925,626	12.74%
Beneficial Owner	Number of Ordinary Shares	Percentage of All Ordinary Shares
Other 5% Shareholders
Frazier Lifesciences Sponsor LLC and affiliates(15)	17,202,289	14.65%
RA Capital Healthcare Fund, L.P.(16)	11,849,562	9.99%
Capital World Investors(17)	9,822,711	8.40%
Entities affiliated with Forbion(18)	9,316,914	7.97%
Entities affiliated with Bain Capital Life Sciences Investors, LLC(19)	7,406,565	6.24%
FMR LLC(20)	6,412,984	5.49%

(1)
Consists of (i) 619,571 Ordinary Shares held by Dr. Davidson; (ii) 285,715 Ordinary Shares held by the Michael H. Davidson 2026 Grantor Retained Annuity Trust; (iii) options to purchase 4,113,047 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date; and (iv) 85,000 Ordinary Shares issuable upon exercise of warrants that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.

(2)
Consists of (i) 7,549 Ordinary Shares and (ii) options to purchase 496,986 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(3)
Consists of (i) 2,353 Ordinary Shares and (ii) options to purchase 288,870 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(4)
Consists of (i) 5,334 Ordinary Shares, (ii) 69,302 Ordinary Shares held by Futurum B.V.for the benefit of Dr. Kastelein, who exercises sole voting and investment control over the Ordinary Shares held by Futurum B.V., (iii) options to purchase 520,229 Ordinary Shares held by Futurum B.V. through NAP PoolCo B.V. that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date, and (iv) options to purchase 1,630,954 Ordinary Shares held by Dr. Kastelein directly that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(5)
Consists of (i) 8,801 Ordinary Shares and (ii) options to purchase 338,738 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(6)
Consists of (i) 2,320 Ordinary Shares and (ii) options to purchase 75,777 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(7)
Consists of (i) 2,320 Ordinary Shares and (ii) options to purchase 59,656 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(8)
Consists of (i) 3,620 Ordinary Shares and (ii) options to purchase 18,309 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(9)
See Note 18. Mr. Joustra is a member of the Board of Directors and is a partner of Forbion Growth Management B.V. (“Growth Management”) and a member of the investment committee of Growth Management, but does not have beneficial ownership of the securities referenced in Note 18.
(10)
Consists of (i) 2,320 Ordinary Shares and (ii) options to purchase 228,941 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(11)
Consists of (i) 2,320 Ordinary Shares and (ii) options to purchase 37,304 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date.
(12)
Consists of the Ordinary Shares and warrants directly held by Frazier Lifesciences Sponsor LLC (the “Sponsor”) and Frazier Life Sciences X, L.P. (“FLS X”), as described in Note 15. Dr. Topper disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein, if any.
(13)
Consists of (i) 2,320 Ordinary Shares and (ii) options to purchase 35,652 Ordinary Shares that were exercisable as of April 15, 2026 or will become exercisable within 60 days after such date
(14)
Consists of the securities referenced in footnotes 1-4 and 6-13 above.

(15)
Includes 3,801,000 Ordinary Shares and 167,000 Ordinary Shares issuable upon exercise of warrants held by the Sponsor. The sole member of the Sponsor is FLS X. FHMLS X, L.P. is the general partner of FLS X and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Patrick J. Heron and James N. Topper are members of FHMLS X, L.L.C. and James N. Topper serves as a manager of the Sponsor.

Also included in the total number are (i) 3,028,524 Ordinary Shares and 333,333 Ordinary Shares issuable upon exercise of warrants held by FLS X, (ii) 1,179,926 Ordinary Shares held by Frazier Life Sciences XI, L.P. (“FLS XI”), (iii) 8,623,939 Ordinary Shares held by Frazier Life Sciences Public Fund, L.P. (“FLSPF”), and (iv) 68,567 Ordinary Shares held by Frazier Life Sciences XII, L.P. (“FLS XII”). FHMLS XI, L.P. is the general partner of FLS XI and the general partner of FHMLS XI, L.P. is FHMLS XI, L.L.C., which is managed by an investment committee of three that acts by majority vote. FHMLSP, L.P. is the general partner of FLSPF and the general partner of FHMLSP, L.P. is FHMLSP, L.L.C., which is managed by an investment committee of four that acts by majority vote. FHMLS XII, L.P. is the general partner of FLS XII and the general partner of FHMLS XII, L.P is FHMLS XII, L.L.C., which is managed by an investment committee of three that acts by majority vote. The information herein is based on the Schedule 13D/A filed by Sponsor, FLS X, FLS XI, FLSPF, FLS XII, FHMLS X, L.P., FHMLS X, L.L.C., FHMLS XI, L.P., FHMLS XI, L.L.C., FHMLSP, L.P., FHMLSP, L.L.C., FHMLS XII, L.P., FHMLS XII, L.L.C., James N. Topper and Patrick J. Heron on November 4, 2025. The address of these holders is c/o Frazier Life Sciences Management, L.P., 70 Willow Road, Suite 200, Menlo Park, CA 94025.

(16)
Reflects (i) 10,138,938 Ordinary Shares, (ii) 333,333 Ordinary Shares issuable upon exercise of warrants (the “Warrants”) and (iii) 4,587,578 Ordinary Shares issuable upon exercise of pre-funded warrants (the “Pre-funded Warrants”) held by RA Capital Healthcare Fund, L.P. (“RACHF”). Each of the Warrants and Pre-funded Warrants contains a provision which precludes exercise of the Warrants and Pre-funded Warrants to the extent that, following exercise, RACHF, together with its affiliates and other attribution parties, would own more than 9.99% of the Company's outstanding Ordinary Shares. RACHF is currently prohibited from exercising a portion of the Warrants and Pre-funded Warrants to the extent that such exercise would result in beneficial ownership of more than 11,849,562 Ordinary Shares, based upon 116,903,619 Ordinary Shares outstanding as of April 15, 2026.

RA Capital Management, L.P. (“RA Capital”) serves as investment adviser for RACHF and may be deemed a beneficial owner of the securities described herein as held by RACHF. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter

Kolchinsky and Rajeev Shah are the controlling persons. Each of Dr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power over the Ordinary Shares held by RACHF. Dr. Kolchinsky and Mr. Shah disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. RA Capital Healthcare Fund GP, LLC is the general partner of RACHF. RACHF has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in RACHF’s portfolios, including the Ordinary Shares reported herein. Because RACHF has divested itself of voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, RACHF disclaims beneficial ownership of the securities it holds. The business address of the persons and entities set forth herein is 200 Berkeley Street, 18th Floor, Boston, MA 02116. The information herein is based solely on the Schedule 13G/A filed by RACHF, RA Capital, Dr. Kolchinsky and Mr. Shah on May 15, 2025.

(17)
Capital World Investors (“CWI”) is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.” The address of CWI is 333 South Hope Street, 55th Floor, Los Angeles, California 90071. The information herein is based solely on the Schedule 13G/A filed by CWI on November 13, 2025.
(18)
Consists of (i) 4,668,889 Ordinary Shares beneficially owned by Forbion Capital Fund IV Coöperatief U.A. (“Forbion IV”) through ForGrowth NAP B.V. (“ForGrowth”) and (ii) 4,648,025 Ordinary Shares beneficially owned by Forbion Growth Opportunities Fund I Coöperatief U.A. (“Forbion Growth I”) through ForGrowth. ForGrowth is a joint-investment vehicle wholly owned by Forbion IV and Forbion Growth I. Forbion Growth Management B.V. may be deemed to have voting and dispositive power over the Ordinary Shares beneficially owned by Forbion Growth I. Forbion IV Management B.V. may be deemed to have voting and dispositive power over the Ordinary Shares beneficially owned by Forbion IV. The information herein is based solely on the Schedule 13D/A filed by the Forbion entities on September 30, 2025. The address for the Forbion entities is Gooimeer 2-35, 1411 DC Naarden, the Netherlands.
(19)
Consists of (i) 297,557 Ordinary Shares held by BCLS II Investco, LP (“BCLS II Investco”), (ii) 5,376,356 Ordinary Shares held by BCLS Fund III Investments, LP (“BCLS Fund III”), (iii) 89,142 Ordinary Shares issuable upon exercise of a warrant held by Bain Capital Life Sciences Fund II, L.P. (“BCLS Fund II”), (iv) 10,857 Ordinary Shares issuable upon exercise of a warrant held by BCIP Life Sciences Associates, LP (“BCIPLS”), (v) 1,257,141 Ordinary Shares issuable upon exercise of a pre-funded warrant held by Bain Capital Life Sciences Opportunities III LP (“BCLS Fund III Opportunities”), and (vi) 375,512 Ordinary Shares issuable upon exercise of a pre-funded warrant held by BCLS II Equity Opportunities, LP (“BCLS Fund II Opportunities,” and, together with BCLS Fund III Opportunities, BCIPLS, BCLS II Investco, BCLS Fund III and BCLS Fund II, the “Bain Capital Life Sciences Entities”).

Bain Capital Life Sciences Investors, LLC (“BCLSI”) (a) is the manager of Bain Capital Life Sciences Investors II, LLC, which is the general partner of BCLS Fund II, which is the managing member of BCLS II Investco (GP), LLC, which is the general partner of BCLS II Investco, (b) is the manager of Bain Capital Life Sciences III General Partner, LLC, which is the general partner of Bain Capital Life Sciences Fund III, L.P. (“BCLS III”), which is the managing member of BCLS Fund III Investments GP, LLC, which is the general partner of BCLS Fund III, and (c) governs the investment strategy and decision-making process with respect to investments held by BCIPLS. BCLS Fund II is the manager of BCLS II Equity Opportunities GP, LLC, which is the general partner of BCLS Fund II Opportunities, and BCLS III is the sole member of Bain Capital Life Sciences Opportunities III GP, LLC, which is the general partner of BCLS Fund III Opportunities As a result, BCLSI may be deemed to share voting and dispositive power with respect to the securities held by the Bain Capital Life Sciences Entities. The address of the Bain Capital Life Sciences entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116. The information herein is based solely on the Schedule 13D/A filed by certain of the Bain Capital Life Sciences Entities on December 4, 2025.

(20)
The address of FMR LLC is 245 Summer Street, Boston, MA 02210. The information herein is based solely on the Schedule 13G filed by FMR LLC on February 5, 2026.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders sharing the same address. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another shareholder and wish to receive only one copy of proxy materials in future for your household, please contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents.

OTHER MATTERS

There are no other matters that will be presented for consideration at the Annual General Meeting.

By Order of the Board of Directors,

Michael Davidson, M.D.

Chief Executive Officer

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a NewAmsterdam Pharma shareholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the consolidated financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All written requests should be directed to:

NewAmsterdam Pharma Company N.V.

c/o Chief Accounting Officer

Gooimeer 2-35

1411 DC Naarden

The Netherlands

louise.kooij@NewAmsterdamPharma.com

Appendix

NEWAMSTERDAM PHARMA COMPANY N.V.

2026 EMPLOYEE STOCK PURCHASE PLAN

The purpose of the Plan is to provide eligible employees of the Company and each Designated Company with opportunities to purchase Shares. Subject to the provisions of Section 16 and Section 17, the maximum number of Shares that may be issued under the Plan shall be 1,150,000 Shares.

The Company intends this Plan to qualify as an “employee stock purchase plan” under Code Section 423 (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Code Section 423 shall have the same definition herein. However, with regard to offers of options for purchase of Shares under the Plan to employees outside the United States working for the Company or a Subsidiary or an Affiliate of the Company, the Board may offer a sub-plan or an option that is not intended to meet the Code Section 423 requirements and that varies from the terms and conditions of the Plan (provided that any such variations do not cause the Section 423 portion of the Plan to violate Section 423 of the Code). For the avoidance of doubt, the adoption of a sub-plan shall not be the adoption of a new plan for purposes of Treas. Reg. § 1.423-2(c).

Unless otherwise defined herein, capitalized terms in this Plan shall have the meaning ascribed to them in Section 30.

I.
Administration. The Plan shall be administered by the Administrator. The Administrator has full authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable and appoint such agents as it deems appropriate for the proper administration of the Plan; (ii) interpret and construe, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any Enrollment Form or other instrument or agreement relating to the Plan; (iii) determine the terms and conditions of any right to purchase Shares under the Plan; (iv) make all determinations and take all actions it deems advisable for the administration of the Plan, including to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions outside the United States, such as adopting rules and procedures regarding payment of interest (if any), conversion of local currency, payroll tax, withholding procedures, and adopting sub-plans applicable to particular Designated Companies or locations, which sub-plans may be necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States, as further set forth in Section 12 below; (v) determine eligibility and decide all disputes arising in connection with the Plan, including which Subsidiaries and Affiliates will be Designated Companies; (vi) amend an outstanding right to purchase Shares, including any amendments to a right that may be necessary for purposes of effecting a transaction contemplated under Section 16 or Section 17 (including, but not limited to, an amendment to the class or type of shares that may be issued pursuant to the exercise of a right or the Option Price applicable to a right), provided that the amended right otherwise conforms to the terms of the Plan; and (vii) otherwise supervise and take any other actions necessary or desirable for the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. Subject to applicable laws and regulations, the Board or the Committee may delegate administrative authority hereunder to an officer of the Company or to such other individual or group as the Board or Committee may determine in its discretion. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.
II.
Offerings. The Administrator may make one or more Offerings (consisting of one or more Purchase Periods) to Eligible Employees to purchase Shares under the Plan. The Administrator shall, in its discretion, designate the period of any Offering, provided that no Offering shall exceed twenty-seven (27) months in duration. Unless the Administrator otherwise determines, each Offering shall be for a Purchase Period of six (6) months, beginning on the Offering Date and ending on the Exercise Date. If an Offering will have more than one (1) Purchase Period, the Administrator may provide in advance of the Offering that if the Fair Market Value of a Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a Share on the Offering Date for that Offering, then (a) that Offering will terminate immediately as of that first Trading Day, and (b) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

Subject to applicable law, the Administrator, or its delegate, retains the discretion to impose trading restrictions or holding requirements on Shares purchased with respect to a particular Offering, or restrictions on the maximum number of Eligible Employees for Offerings in specific jurisdictions. If the Administrator elects to impose such restrictions or requirements, the restrictions or requirements will be described in the enrollment materials for the applicable Offering.

With respect to the Section 423 portion of the Plan, each Offering will comply with the requirement of Section 423(b)(5) of the Code that all Eligible Employees granted Options will have the same rights and privileges.

Each Offering in a member state of the European Economic Area shall be made in that relevant member state to fewer than 150 natural or legal persons (other than qualified investors as defined under Article 2(e) of the Regulation (EU) 2017/1129 (as amended)), or pursuant to any other available exemption to publish a prospectus in such member state. The maximum number of Eligible Employees for such Offerings may be restricted based on methodology as determined by the Administrator, subject to applicable law.

III.
Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Company are eligible to participate in any one or more of the Offerings under the Plan, except for (i) any employees whose customary employment is 20 hours or less per week, unless otherwise determined by the Administrator, and (ii) any employees who do not meet any other eligibility requirements that the Administrator may choose to impose (within the limits permitted by the Code) (such eligible individuals, “Eligible Employees”). Notwithstanding any other provision herein, individuals who are not classified as employees of the Company or a Designated Company for purposes of the Company’s or applicable Designated Company’s payroll system on the Offering Date are not considered to be “Eligible Employees” of the Company or any Designated Company and shall not be eligible to participate in the Plan with respect to such Offering. In the event any such individuals are reclassified as employees of the Company or a Designated Company for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not classified as of an Offering Date as employees of the Company or a Designated Company on the Company’s or Designated Company’s payroll system to become eligible to participate in an Offering under this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.

For purposes of the Plan, in accordance with Treas. Reg. § 1.421-1(h)(2), the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Designated Company that does not exceed three months and during any period longer than three (3) months if the individual’s right to reemployment is guaranteed by statute or contract.

The Company retains the discretion to determine which Eligible Employees may participate pursuant to and consistent with Treasury Regulation §§ 1.423-2(e) and (f).

An Eligible Employee who works for a Designated Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause an offering under the Section 423 portion of the Plan to violate Section 423 of the Code.

IV.
Participation.
A.
Participants on Effective Date. An Eligible Employee may elect to participate in the Plan by properly completing and submitting an Enrollment Form (in the manner described in Section 4(b)) at least twenty (20) business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering) and in accordance with enrollment procedures established by the Administrator. Participation in the Plan is entirely voluntary.
B.
Enrollment. The Enrollment Form shall (i) state the payroll deduction to be made from an Eligible Employee’s Compensation during an Offering pursuant to Section 5, (ii) authorize the purchase of Shares in each Offering in accordance with the terms of the Plan and (iii) specify the exact name or names in which Shares purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in an Offering in accordance with these procedures shall be deemed to have waived participation in such Offering.
C.
Automatic Re-enrollment. Unless otherwise determined by the Administrator, the deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offerings unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6, (ii) withdraws from the Plan in accordance with Section 7, or (iii) terminates employment or otherwise becomes ineligible to participate in the Plan.
D.
Electronic Submission of Enrollment Form. The Administrator may specify that Enrollment Forms to be submitted to the Company pursuant to this Section 3 or Section 7 below are to be submitted electronically via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Administrator.
E.
Notwithstanding the foregoing, participation in the Plan shall neither be permitted nor denied contrary to the requirements of the Code.
V.
Employee Contributions. Each Eligible Employee may, by submitting an Enrollment Form as described in Section 4(b), authorize payroll deductions, in whole percentages, at a minimum of 1% up to a maximum of 15% of such employee’s Compensation, to be deducted on a pro rata basis for each pay period during an Offering or such other manner as then permitted by the Administrator, provided that, to the extent permitted by the Administrator for an Offering, an Eligible Employee may authorize a payroll deduction expressed as a flat amount, in each case, subject to such terms, conditions and limits as may be established by the Administrator for such Offering. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the last day of the Offering. Payroll deductions shall be made in accordance with the Eligible Employee’s election; however, due to rounding or other administrative reasons, the actual percentage contributed may be less than the elected percentage. The Company shall maintain notional book accounts showing the amount of payroll deductions made by each Participant for each Purchase Period, but the Company will not hold payroll deductions in a trust or in any segregated account, unless otherwise determined by the Administrator or required by applicable law. No interest shall accrue or be paid on payroll deductions, except as may be required by applicable law. If payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its discretion), the Administrator may require Participants to contribute to the Plan by such other means as determined by the Administrator. Any reference to “payroll deductions” in this Section 5 (or in any other section of the Plan) shall similarly cover contributions by other means made pursuant to this Section 5. Further, any reference to “accumulated payroll deductions” or “account balance” in this Plan shall be a reference to the applicable after-tax value.
VI.
Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new Enrollment Form at least twenty (20) business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.
VII.
Withdrawal. A Participant may withdraw from participation in the Plan by submitting to the Company written notice indicating his or her election to withdraw (in accordance with such procedures as may be established by the Administrator). The Participant’s withdrawal shall be effective as of the next business day. Following a Participant’s withdrawal, the Company shall promptly refund such individual’s accrued contributions that have not previously been applied to purchase Shares before the effective date of withdrawal. Partial withdrawals are not permitted. Such an employee may not begin participating again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 3.
VIII.
Grant of Options. On each Offering Date, the Company shall grant to each Participant in the Plan an option (“Option”) to purchase, on the Exercise Date and at the Option Price hereinafter provided for, the lesser of (a) a number of Shares determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price and (b) a number of Shares equal to $25,000 divided by the Fair Market Value of a Share on the Offering Date (or such other maximum number of Shares as shall have been established by the Administrator in advance of the Offering (in each case subject to adjustment pursuant to Section 16 or Section 17)); provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) shall be 85% of the Fair Market Value of a Share on the Offering Date or the Exercise Date, whichever is less, unless otherwise determined by the Administrator in advance of an Offering; provided, however, that in no event shall the Option Price be less than 85% of the Fair Market Value of a Share on the Offering Date or the Exercise Date, whichever is less; provided, further, that the Option Price will in no event be lower than the nominal value of the Shares as provided for in the Company’s articles of association.

Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning Shares possessing 5% or more of the total combined voting power or value of all classes of Shares of the Company or any Parent or Subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the Share ownership of a Participant, and all Shares which the Participant has a contractual right to purchase shall be treated as Shares owned by the Participant. In addition, no Participant may be granted an Option which permits the Participant’s rights to purchase Shares under the Plan, and any other employee stock purchase plan (described in Section 423 of the Code) of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the Fair Market Value of such Shares (determined on the Option grant date or dates) for each calendar year in which the Option is outstanding at any time (for example, in the event that the Administrator makes two Offerings of six months in duration that begin on January 1 and July 1 of a calendar year and each Offering is for a single Purchase Period, the maximum number of Shares that may be purchased in the first Offering shall be $25,000 divided by Fair Market Value of a Share as of January 1, and the maximum number of Shares that may be purchased in the second Offering, if any, shall be (a) $25,000 less the product of (i) Fair Market Value of a Share as of January 1 multiplied by (ii) the number of Shares purchased in the first Offering, divided by (b) Fair Market Value of a Share as of July 1). The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

IX.
Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole Shares reserved for the purpose of the Plan as the Participant’s accumulated payroll deductions on such date shall purchase at the Option Price, subject to any other limitations contained in the Plan, including Section 26. Unless otherwise determined by the Administrator in advance of an Offering, any amount remaining in a Participant’s account after the purchase of Shares on an Exercise Date of an Offering shall be refunded to the Participant promptly.
X.
Settlement of Shares. Shares purchased under the Plan will be settled by the Company in book-entry form, and may only be settled by the Company in the name of the Eligible Employee (or, in case of the Eligible Employee’s death, his or her heirs), in the name of the Eligible Employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the Eligible Employee to be his, her or their, nominee for such purpose. Upon settlement of Shares purchased under the Plan, the Eligible Employee’s accumulated payroll deductions on the Exercise Date, to the extent applied to purchase Shares, shall constitute payment on those Shares and henceforth the Eligible Employee shall no longer be entitled to such amount (and only the Company shall be entitled to such amount). Participants will not have any voting, dividend, or other rights of a shareholder with respect to the Shares until such Shares have been delivered pursuant to this Section 10.
XI.
Rights on Termination or Transfer of Employment. If a Participant’s employment terminates for any reason, or if the Participant’s employment status changes such that the Participant is no longer an Eligible Employee, before the Exercise Date for any Purchase Period, no further payroll deduction shall be taken from any pay due and owing to the Participant and the balance in the Participant’s notional account shall be paid, as if such Participant had withdrawn from the Plan under Section 7, to such Participant or, in the case of such Participant’s death, to (i) the legal representative of the Participant’s estate; or (ii) if no such legal representative has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. An employee shall be deemed to have terminated employment, for this purpose, if the corporation or other entity that employs him or her, having been a Designated Company, ceases to be a Subsidiary or Affiliate, or if the employee is transferred to any entity other than the Company or a Designated Company. Unless otherwise determined by the Administrator, a Participant whose employment transfers between, or whose employment terminates with an immediate rehire (with no break in service) by, Designated Companies or a Designated Company and the Company shall not be treated as having terminated employment for purposes of participating in the Plan or an Offering.
XII.
Special Rules and Sub-Plans. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules or sub-plans applicable to the employees of a particular Designated Company, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Company has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions or contribution by other means, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements. Unless otherwise specifically provided, to the extent there is a conflict between the provisions of a sub-plan and the terms of the main portion of the Plan, the terms of the sub-plan shall govern with respect to the individuals who participate in such sub-plan.
XIII.
Optionees Not Shareholders. Neither the granting of an Option to a Participant nor the deductions from a Participant’s pay shall result in such Participant becoming a holder of the Shares covered by an Option under the Plan until such Shares have been purchased by and issued or transferred to such Participant.
XIV.
Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.
XV.
Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.
XVI.
Adjustment in Case of Changes Affecting Share Capital of the Company. In the event of any share split, reverse share split, share dividend, recapitalization, combination or exchange of shares, reclassification of shares, spin-off, or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend, or any other change affecting the Shares, (i) the number and class of Shares approved for the Plan, (ii) the Option Price, and (iii) the share limitation set forth in Section 8 shall be equitably or proportionately adjusted to the extent determined by the Administrator to give proper effect to such event, in accordance with applicable law.
XVII.
Corporate Transactions. In connection with a Corporate Transaction, the Administrator shall take any one or more of the following actions as to outstanding Options on such terms as the Administrator determines:
A.
provide that Options shall be assumed, or substantially equivalent equity awards shall be substituted for Options, by the acquiring or succeeding corporation or other entity (or an affiliate thereof);
B.
upon written notice to Participants, provide that Participants’ accumulated payroll deductions will be used to purchase Shares on a date determined by the Administrator within ten (10) days prior to the effective date of the Corporate Transaction and that all outstanding Options will terminate immediately after such purchase;
C.
upon written notice to Participants, provide that all outstanding Options will be cancelled as of a date prior to the effective date of the Corporate Transaction and that all accumulated payroll deductions will be returned to the Participant on such date;
D.
in the event of a Corporate Transaction under the terms of which holders of Shares will receive, upon consummation thereof, a cash payment for each Share surrendered in the Corporate Transaction, make or provide for a cash payment to a Participant equal to (1) the Acquisition Price times the number of Shares subject to the Participant’s Option (to the extent the Option Price does not exceed the Acquisition Price) minus (2) the aggregate Option Price of such Option minus (3) any taxes due in respect of the cash payment, in exchange for the termination of such Option;
E.
provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds (net of the Option Price thereof and less any taxes due in respect thereof); or
F.
any combination of the foregoing.

For purposes of clause (a) above, an Option shall be considered assumed if, following consummation of the Corporate Transaction, the Option confers the right to purchase, for each Share subject to the Option immediately prior to the consummation of the Corporate Transaction, the consideration (whether cash, securities, or other property) received as a result of the Corporate Transaction by holders of Shares for each Share held immediately prior to the consummation of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Corporate Transaction is not solely capital stock of the acquiring or succeeding corporation or other entity (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation or other entity, provide for the consideration to be received upon the exercise of Options to consist solely of capital stock of the acquiring or succeeding corporation or other entity (or an affiliate thereof) equivalent in value (as determined by the Administrator) to the per Share consideration received by holders of outstanding Shares as a result of the Corporate Transaction.

In addition, any action taken under this Section 17 shall be consistent with the intent that Options comply with Section 423 of the Code, unless otherwise expressly determined by the Administrator. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other Corporate Transaction.

XVIII.
Amendment of the Plan. The Administrator may at any time and from time to time amend the Plan in any respect, except that, without the approval within twelve (12) months before or after such Administrator action by the shareholders of the Company, no amendment shall be made increasing the number of Shares approved for the Plan or making any other change that would require shareholder approval under the requirements of any stock exchange upon which the Shares may then be listed or in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.
XIX.
Suspension of the Plan. The Administrator may, at any time, suspend the Plan; provided that the Company shall provide notice to the Participants prior to the effectiveness of such suspension. The Administrator may resume the operation of the Plan following any such suspension; provided that the Company shall provide notice to the Participants prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless the Participant withdraws pursuant to Section 7). However, no Options shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant, during the suspension period.
XX.
Insufficient Shares. If the total number of Shares that would otherwise be purchased on any Exercise Date plus the number of Shares purchased under previous Offerings under the Plan exceeds the maximum number of Shares issuable under the Plan, the Shares then available shall be apportioned in a manner consistent with the requirements of Section 423(b)(4) and (5) of the Code and the regulations thereunder among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Shares on such Exercise Date.
XXI.
Effective Date and Shareholder Approval. The Plan was approved and adopted by the Board on April 16, 2026 (the “Effective Date”). In accordance with Treas. Reg. § 1.423-2(a)(2)(ii) and applicable law, the Company shall seek shareholder approval of the Plan within 12 months before or after the Plan is adopted. No Options shall be exercised unless and until the Plan has been approved by the shareholders of the Company. If shareholder approval is not received within 12 months before or after the most recent date Plan is adopted, the Plan shall be terminated and any amounts contributed by employees to the Plan shall be returned to the employees without interest (unless otherwise required pursuant to applicable law).
XXII.
Termination of the Plan. Except as otherwise provided in Section 21, the Plan may be terminated at any time by the Administrator. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded. The Plan shall automatically terminate on the ten-year anniversary of the date the Plan is approved by the Company’s shareholders (such ten-year anniversary, the “Expiration Date”).
XXIII.
Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Shares shall not be issued with respect to a right to purchase unless the issuance and delivery of the Shares pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Shares may then be listed. Without limiting the foregoing, the Company’s obligation to sell and deliver Shares under the Plan is subject to the completion of any registration or qualification of the Shares under any U.S. or non-U.S. local, state or federal securities or exchange control law, or under rulings or regulations of the SEC or of any other governmental regulatory body, and to obtaining any approval or other clearance from any U.S. and non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company may, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Shares with the SEC or any other U.S. or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of such Shares. If, pursuant to this Section 23, the Administrator determines that the Shares will not be issued to any Participant, all accumulated payroll deductions will be promptly refunded, without interest (unless otherwise required pursuant to applicable law), to the Participant, without any liability to the Company or any of its Affiliates.
XXIV.
Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.
XXV.
Settlement of Shares. Shares may be settled upon exercise of an Option by the Company by (i) issuing new Shares to the Participant or (ii) transferring Shares to the Participant which the Company holds in treasury, or from any other proper source.
XXVI.
Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on any income or benefit the Participant realizes or is deemed realized in connection with the Plan and in respect of any payroll deductions made pursuant to this Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate, as applicable, may withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the exercise of Options, the acquisition, sale or disposition of Shares by such Participant and any payroll deductions pursuant to this Plan. In addition, the Company or any Subsidiary or Affiliate, as applicable, may withhold from the proceeds of the sale of Shares or any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) or any applicable foreign law. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.
XXVII.
Code Section 409A. The Plan is intended to be exempt from the application of Section 409A of the Code and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such Options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the Option to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the Option to purchase Shares under the Plan is compliant with Section 409A of the Code.
XXVIII.
Notification Upon Sale of Shares. Each Participant agrees, by entering the Plan, to give the Company prompt notice of any disposition of Shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such Shares were purchased or within one year after the date such Shares were purchased.
XXIX.
General.
A.
No Right to Options; No Shareholder Rights; No Right to Employment. No person shall have any right to be granted any Option under the Plan. No person shall have any rights as a shareholder with respect to any Shares to be issued under the Plan prior to the issuance thereof. The grant of an Option shall not be construed as giving any person the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company and each Subsidiary and Affiliate expressly reserves the right at any time to dismiss an employee free from any liability or any claim under the Plan, except as expressly provided herein.
B.
Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.
C.
Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.
D.
Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed and enforced as if such provision had not been included.
E.
Incapacity. Any benefit payable to or for the benefit of a minor, an incompetent person, or other person incapable of accepting receipt shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge any liability or obligation of the Board, the Administrator, the Company and any Designated Company, and all other parties with respect thereto.
F.
Headings and Captions; Rules of Construction. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan. Whenever used in the Plan, words in the masculine gender shall be deemed to refer to females as well as to males; words in the singular shall be deemed to refer also to the plural; and references to a statute or statutory provision shall be construed as if they referred also to that provision (or to a successor provision of similar import) as currently in effect, as amended, or as reenacted, and to any regulations and other formal guidance of general applicability issued thereunder. Except where otherwise indicated, references to Sections are references to sections of this Plan.
G.
Unfunded Status of Plan. The Plan is unfunded and shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any Participant (or beneficiary thereof), on the one hand, and the Company, any Designated Company, the Board, the Administrator, or any other person, on the other hand.
XXX.
Definitions.
A.
“Acquisition Price” means the cash payment for each Share surrendered in a Corporate Transaction.
B.
“Administrator” means the Board or the Committee (or a delegate appointed in accordance with Section 1).
C.
“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under the common control with, the Company.

D.
“Board” means the Board of Directors of the Company.
E.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
F.
“Committee” means the Compensation Committee of the Board (or any other committee or subcommittee of the Board which the Board may appoint to administer the Plan). Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable exchange on which the Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee (except as such functions may be delegated pursuant to Section 1).
G.
“Company” means NewAmsterdam Pharma Company N.V.
H.
“Compensation” means the amount of base pay, prior to reductions (such as pursuant to Sections 125, 132(f) or 401(k) of the Code), but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains related to Company stock options or other share-based awards, and similar items. The Administrator shall have the discretion to determine the application of this definition to Participants outside the United States.
I.
“Corporate Transaction” means any of the following:

(i)
a transaction or series of related transactions in which any person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any person who prior to such transaction or series of related transactions owns more than a majority of the Shares, becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company; unless the shareholders of the Company immediately before such transaction or series of related transactions own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such transaction or series of related transactions;
(ii)
a consolidation or merger of the Company with or into another entity or a similar transaction involving theCompany, unless the shareholders of the Company immediately before such consolidation, merger, or other transaction own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such consolidation or merger;
(iii)
individuals who are members of the Board on the date the Plan is approved by the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved, proposed or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board;
(iv)
the sale, lease, exclusive license, or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company, other than to an entity of which the shareholdersof the Company immediately before such sale, lease, exclusive license, or other disposition own, directly or indirectly, a majority of the combined voting power of the outstanding voting securities in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license, or other disposition; or
(v)
the liquidation, dissolution, or winding up of the Company.

For the avoidance of doubt, a transaction will not constitute a Corporate Transaction if: (x) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Notwithstanding the foregoing, to the extent necessary to avoid adverse tax consequences under Section 409A of the Code, a transaction will not be deemed a Corporate Transaction unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

J.
“Designated Company” means any present or future Subsidiary or Affiliate that has been designated by the Administrator to participate in the Plan to the extent consistent with Section 423 of the Code. The Administrator may so designate any Subsidiary or Affiliate, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the shareholders. The Administrator may also determine which Subsidiaries, Affiliates or Eligible Employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code.
K.
“Effective Date” has the meaning set forth in Section 21.
L.
“Eligible Employee” has the meaning set forth in Section 3.
M.
“Enrollment Form” means an agreement, which may be electronic, pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering.

N.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
O.
“Exercise Date” means the last day of a Purchase Period.
P.
“Expiration Date” has the meaning set forth in Section 22.
Q.
“Fair Market Value” on any given date means the fair market value of the Shares determined as follows:

(i)
if the Shares are listed on one or more established stock exchanges or national market systems, including The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market LLC, its Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported on the principal exchange or system on which the Shares are listed (as determined by the Administrator);
(ii)
if the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Shares as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Shares on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)
the fair market value determined by the Administrator in good faith using any measure of value that the Administrator determines to be appropriate a manner consistent with the valuation principles under Section 423 of the Code.
R.
“Offering” means an offering to Eligible Employees to purchase Shares under the Plan. Unless otherwise determined by the Administrator, each Offering under the Plan in which Eligible Employees of one or more Designated Companies may participate may be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering are identical, and the provisions of the Plan will separately apply to each Offering. The terms of separate Offerings need not be identical provided that all Eligible Employees granted an Option in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423 (or as otherwise provided under the terms of any applicable sub-plan).
S.
“Offering Date” means the first day of an Offering.
T.
“Option” has the meaning set forth in Section 8.
U.
“Option Price” has the meaning set forth in Section 8.
V.
“Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
W.
“Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 3.
X.
“Plan” means this NewAmsterdam Pharma Company N.V. 2026 Employee Stock Purchase Plan, as may be amended or restated from time to time.
Y.
“Purchase Period” means the period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following an Exercise Date and ending on an Exercise Date. An Offering may consist of one or more Purchase Periods.
Z.
“SEC” means the United States Securities and Exchange Commission.
AA.
“Securities Act” means the Securities Act of 1933, as amended.
BB.
“Share” means an ordinary share in the Company’s capital or, as applicable, a depository receipt (certificaat) issued for an ordinary share in the Company’s capital.
CC.
“Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
DD.
“Trading Day” means any day on which the exchange(s) or market(s) on which Shares are listed, including but not limited to The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market of The Nasdaq Stock Market LLC and the New York Stock Exchange, is open for trading.

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RELIMINARY - SUBJECT TO COMPLETION SCAN TO

VIEW MATERIALS & VOTE • NEWAMSTERDAM PHARMA COMPANY N.V. 20803 BISCAYNE BLVD, STE 105 AVENTURA, FL 33180 VOTE BY INTERNET -www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95926-P51810 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NEWAMSTERDAM PHARMA COMPANY N.V. The Board of Directors recommends you vote "FOR" proposals 1, 2, 3, 4, 6, 7, 8, and 9 and "FOR" each of the director nominees listed in proposal 5. For Against Abstain 1. Adoption of the Dutch statutory annual accounts for the !!! fiscal year ended December 31, 2025. 2. Discharge from liability for the Company's directors with !!! For Against Abstain respect to the performance of their duties during the fiscal year ended December 31, 2025. 6. Extension of authorization for the Board of Directors to issue ordinary shares (or rights to subscribe for ordinary !!! shares) in the Company’s capital. 3. Instruction to Deloitte Accountants B.V. as the Company's external auditor of the Company's Dutch statutory annual !!! 7. Extension of authorization for the Board of Directors to !!! accounts and Dutch statutory board report for the fiscal limit or exclude pre-emption rights. year ending December 31, 2026. 8. Approval of the NewAmsterdam Pharma Company N.V. !!! 2026 Employee Stock Purchase Plan. the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 !!! 9. Non-binding, advisory vote to approve the 2025 !!! 4. Ratification of the selection of Deloitte Accountants B.V. as compensation of named executive officers. by the audit committee of the Company's Board of Directors. 5. Reappointment of the following individuals as non- executive directors of the Company until the annual For Against Abstain general meeting set forth next to their name. 5a. John W. Smither until the 2029 annual general !!! meeting 5b. Janneke van der Kamp until the 2029 annual !!! general meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date
PRELIMINARY - SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice of Meeting and Form 10-K are available at www.proxyvote.com. V95927-P51810 NewAmsterdam Pharma Company N.V. ANNUAL GENERAL MEETING OF SHAREHOLDERS JUNE 2, 2026 5:00 P.M. CEST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) hereby appoint(s) each civil law notary and candidate civil law notary working with NautaDutilh N.V., or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of NEWAMSTERDAM PHARMA COMPANY N.V. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 5:00 p.m. CEST, on June 2, 2026, at the offices of NautaDutilh N.V., Beethovenstraat 400, 1082 PR Amsterdam, the Netherlands, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, or if multiple instructions are selected on the reverse side of this ballot for any single voting item, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side